[GRAPHIC: U.S. GLOBAL LOGO]

[GRAPHIC: 10 SMALL PHOTOS OF SCENES FROM AROUND
THE WORLD SCATTERED AROUND THE PAGE]

U.S. GLOBAL ACCOLADE FUNDS

-------------------
 SEMI-ANNUAL REPORT
-------------------
(UNAUDITED)

APRIL 30, 1999


    --------------------------------------------------------------------
    TABLE OF CONTENTS
    --------------------------------------------------------------------
    Letter to Shareholders ........................................    1
    Management Team's Perspective .................................    6
    Portfolios of Investments .....................................   21
    Statements of Assets and Liabilities ..........................   36
    Statements of Operations ......................................   38
    Statements of Changes in Net Assets ...........................   40
    Notes to Financial Statements .................................   43
    Financial Highlights ..........................................   49

[GRAPHIC: US GLOBAL LOGO]
P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1*800*US*FUNDS
Fax 210*308*1217
www.us-global.com

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Dear Shareholder:

Globalization,  which  at  one  time  was  only  a      [GRAPHIC: PHOTO OF
theory, is now a reality. Companies throughout the       FRANK E. HOLMES]
world are seeking new opportunities to make a profit and grow their businesses. Technology is changing entire industries. The investment arena now has over 10,000 mutual funds. Global capital markets, which had been rocked by turbulence nearly a year ago, are beginning to return, albeit slowly.

The stock market itself has an orientation that changes. At different times, certain sectors outperform others. For example, there is a growth cycle and there is a value cycle. There is a big-cap stock cycle, which we are presently experiencing, and there is a small-cap stock cycle, which has been searching for a bottom. There are many different commodity price cycles. Taking this even further, there are growth stock analysts for small-cap funds. This applies to mid-cap stocks and large-cap stocks as well. Therefore, diversification and asset allocation are critical success factors for all long-term investors.

Regardless of the recent market climate, the future includes the distinct possibility of uncertainty and volatility. While we do not control interest rates, gold price movements, government actions, currencies, etc., we can control the investment process by implementing, and adhering to, a disciplined and structured investment strategy. Our job is to successfully navigate through volatile markets and deliver consistent superior fund performance to our shareholders with the goal of beating our average peer group as measured by various indexes.

We believe an understanding of investment objectives, limitations and risks is fundamental to comparing the investments of our different funds. As you are aware, different funds have different investment objectives and limitations. Each fund manager has his own unique investment style and strategy. Some analysts are growth oriented and others are value oriented. All these differences create different styles and results. What is critical to U.S. Global is that each fund consistently rank in the top half of its peer group.

Asset allocation will help you successfully navigate these changing cycles. Research studies indicate that over 90% of the returns of a successful portfolio are a function of selecting the right asset allocation--dividing your portfolio among the major asset classes: stocks, bonds, cash and other investments. That means that less than 10% depends on your ability to pick the right funds. To maintain your portfolio for maximum returns, we suggest you diversify through asset allocation in accordance with your

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investment  expectations and avoid overweighting in highly volatile sectors. For a well-diversified portfolio, we suggest investing up to 30% of your equity fund investments in a growth fund, such as the Bonnel Growth Fund.

While large-cap stocks continued to drive the market, the Bonnel Growth Fund, which has outperformed the Russell 2000 Index since its inception in 1994, focused on stocks with high growth potential. The fund also outperformed the S&P 500 Index for the first quarter of 1999. Currently, the fund seeks investment opportunities in the technology, healthcare and retail sectors.

The MegaTrends Fund's focus continues to be on long-term growth, and to a large extent, the performance of the fund has mirrored worldwide growth. The fund is heavily invested in REITs and energy, two sectors we expect to show sustained and long-term growth going forward. Its largest holding continues to be Berkshire Hathaway, the holding company headed by Warren Buffett, who is widely considered to be this country's leading investment authority. In fact, if an investor had given Buffett $10,000 to manage in 1956 and had reinvested all the profits, by the end of 1994, that person would hold stock worth $80 million. Berkshire Hathaway, which recently acquired giant reinsurer General Re, represents approximately 18% of the fund's net assets.

As I have mentioned in previous reports, our mission is to maximize the growth, protection and service of our shareholders' wealth with the highest ethical standards. Consequently, the effect of our business decisions on our shareholders must drive our planning and decision-making process. It is with regret that I inform you that, upon our recommendation, the board of trustees for the U.S. Global Accolade Funds has approved the termination of the Global Blue Chip Fund, subject to shareholder approval. Since the fund's inception in 1997, it has failed to attract assets and has, therefore, become expensive to manage. We believe that this decision is in the best interest of our shareholders and that our family of funds provides them with excellent alternatives for their investments.

Although the Central and Eastern European stock markets showed signs of recovery in the early part of the first quarter, the Kosovo crisis has now negatively impacted those markets. The performance of the Regent Eastern European Fund continued to be affected by Russia's meltdown and, as a result of the Kosovo crisis, negative sentiment toward the fund's favored markets in Hungary and Poland. Management continues to be optimistic regarding potential opportunities in this region and will continue to focus on markets in the Czech Republic, Poland and Hungary.<F1>

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We continue to urge a cautious approach toward emerging  markets,  as well as in the gold and natural resources sectors, with single-digit weightings here. A good basis for a well-diversified portfolio is usually no more than 5% in gold and between 5% and 10% in emerging markets and global resources.

FOUR CRITICAL SUCCESS FACTORS FOR YOUR PORTFOLIO

  USE ASSET ALLOCATION

The key to every successful portfolio--conservative or aggressive, large or small, GenXer, baby boomer or retiree--is asset allocation. Research studies have shown that over 90% of the returns of a successful portfolio are a function of selecting the right asset allocation, not on individual fund selections. For help in selecting an asset mix that meets your personal financial goals, you can complete our new online asset allocation worksheet (www.us-global.com). This worksheet can help you plan for retirement, education expenses and other financial goals. If you become bearish about the stock market, it will reset your allocation towards bonds and cash. As you age, it will adjust your allocation mix.

  MAX OUT YOUR 401(K) CONTRIBUTIONS

If you are nearing retirement, you should know that today's retirees must realistically plan to live on their retirement savings for 20 to 30 years. What does that mean for you? First, if you are working, you should max out your 401(k) or any other employer-sponsored retirement plan. Take advantage of every dollar your employer matches and every tax advantage offered.

  MAX OUT YOUR IRA SAVINGS

Second, max out your IRAs. Take advantage of the tax benefits offered by traditional, Roth, spousal and educational IRAs. According to Charles Schwab, "For every five years you put off investing, you may need to double your monthly investing amount to achieve the same retirement income." For a quick analysis of how much you need to save to reach your retirement goals, check out our new, online retirement planning worksheets. The worksheets are designed to answer questions such as: "How much should I save to comfortably retire?" and "Will I be able to retire early?"

  MAX OUT YOUR SAVINGS

Third, max out your savings. Did you know that for the price of a cup of coffee and a muffin each morning, you could build a substantial nest egg? That's about $4.00 a day. As the following chart shows, you could become a millionaire in 30 years by investing just $500 a month. The rule of thumb here is to invest often and regularly, without regard to short-term market fluctuations. Keep in mind that the markets are unpredictable, so don't try

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to outguess them. For added discipline and easier investing, sign up for our ABC
Investment Plan(R), our personalized investing service designed to fit your needs, budget, goals and schedule. When you use the ABC Investment Plan(R), you'll be using a dollar-cost averaging strategy, an investment technique that lets you invest a fixed amount in a specific investment at regular intervals. Please keep in mind that no investment program can assure a profit or protect against depreciation in a declining market.

     MONTHLY
   CONTRIBUTION     5 YEARS     10 YEARS     20 YEARS      30 YEARS
     ------         -------     --------     --------     ----------
     $   30         $ 2,323     $  6,145     $ 22,781     $   67,815
     $   50         $ 3,872     $ 10,242     $ 37,968     $  113,024
     $  100         $ 7,744     $ 20,484     $ 75,937     $  226,049
     $  250         $19,359     $ 51,211     $189,842     $  565,122
     $  500         $38,719     $102,422     $379,684     $1,130,244
     $1,000         $77,437     $204,845     $759,369     $2,260,488

     THIS HYPOTHETICAL EXAMPLE ASSUMES A 10% ANNUAL RETURN COMPOUNDED MONTHLY. YOUR ACTUAL RETURN MAY BE MORE OR LESS THAN THIS AMOUNT.

With market fluctuations being the norm rather than the exception, we encourage you to stay the course and focus on your long-term investment goals. As always, our investor representatives are happy to answer any questions you may have about your accounts. Because we understand that you may also want easy access to your account information 24 hours a day, seven days a week, we now offer shareholders confidential, online account information on our website at www.us-global.com. Of course, you can always access your account by calling 1-800-US-FUNDS and choosing option 2.

We appreciate the confidence you have placed in us and look forward to helping you reach your financial and retirement goals.

Sincerely,

/s/ Frank Holmes

Frank Holmes
Chairman & CEO

P.S. Don't forget U.S. Global's family of funds offers 15 no-load mutual funds, covering everything from investing in China to blue chip stocks. We have two money market funds, the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, which offer free checking and competitive yields.<F2> Call us or visit our website today!

For more complete information on any of our funds, including charges and expenses, please call 1-800-US-FUNDS or visit our website at www.us-

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global.com for a free  prospectus.  Please read the prospectus  carefully before you invest or send money. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares. Past performance does not guarantee future results.

<F1>Foreign  and  emerging  market  investing  involves  special  risks  such as currency fluctuation, less public disclosure, as well as economic and political risks.

<F2>Like all money market  funds,  an  investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

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 BONNEL GROWTH FUND
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MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The fund can invest in companies of all sizes; however, it currently focuses on mid-cap growth issues in three major sectors: healthcare, technology and retailing. Recently, more growth has been found in these industries than most others. Our primary objective is long-term capital appreciation.

PERFORMANCE

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[GRAPHIC: Linear graph plotted from data in table below.]

  BONNEL GROWTH FUND             S&P 500 INDEX             RUSSELL 2000 INDEX
-----------------------     -----------------------     -----------------------
DATE BEGIN/  CUMULATIVE     DATE BEGIN/  CUMULATIVE     DATE BEGIN/  CUMULATIVE
   END         RETURN          END         RETURN          END         RETURN
----------   ----------     ----------   ----------     ----------   ----------
10/14/1994   $10,000.00                  $10,000.00     10/14/1994   $10,000.00
10/31/1994   $10,010.00     10/31/1994   $10,000.00     10/31/1994   $10,007.21
11/30/1994   $10,030.00     11/30/1994    $9,636.27     11/30/1994    $9,603.05
12/30/1994   $10,090.00     12/30/1994    $9,779.02     12/30/1994    $9,861.06
01/31/1995    $9,859.31     01/31/1995   $10,032.44     01/31/1995    $9,736.64
02/28/1995   $10,491.19     02/28/1995   $10,423.04     02/28/1995   $10,141.67
03/31/1995   $10,942.53     03/31/1995   $10,730.11     03/31/1995   $10,316.34
04/28/1995   $11,423.97     04/28/1995   $11,045.84     04/28/1995   $10,545.72
05/31/1995   $11,594.47     05/31/1995   $11,486.65     05/31/1995   $10,727.05
06/30/1995   $12,677.69     06/30/1995   $11,752.99     06/30/1995   $11,283.53
07/31/1995   $14,121.99     07/31/1995   $12,142.57     07/31/1995   $11,933.52
08/31/1995   $14,252.38     08/31/1995   $12,172.88     08/31/1995   $12,180.39
09/29/1995   $14,874.22     09/29/1995   $12,686.31     09/29/1995   $12,397.87
10/31/1995   $14,523.18     10/31/1995   $12,640.98     10/31/1995   $11,843.40
11/30/1995   $14,804.02     11/30/1995   $13,195.27     11/30/1995   $12,340.96
12/29/1995   $14,653.02     12/29/1995   $13,449.45     12/29/1995   $12,666.61
01/31/1996   $14,442.94     01/31/1996   $13,906.67     01/31/1996   $12,653.03
02/29/1996   $15,031.16     02/29/1996   $14,036.05     02/29/1996   $13,047.36
03/29/1996   $15,734.93     03/29/1996   $14,171.18     03/29/1996   $13,312.95
04/30/1996   $17,604.63     04/30/1996   $14,379.92     04/30/1996   $14,024.77
05/31/1996   $19,085.69     05/31/1996   $14,750.14     05/31/1996   $14,577.50
06/28/1996   $17,552.11     06/28/1996   $14,806.38     06/28/1996   $13,978.90
07/31/1996   $15,734.93     07/31/1996   $14,152.59     07/31/1996   $12,757.90
08/30/1996   $16,564.74     08/30/1996   $14,451.57     08/30/1996   $13,498.66
09/30/1996   $18,014.29     09/30/1996   $15,264.21     09/30/1996   $14,026.19
10/31/1996   $17,909.25     10/31/1996   $15,685.05     10/31/1996   $13,810.02
11/29/1996   $18,746.40     11/29/1996   $16,869.60     11/29/1996   $14,379.03
12/31/1996   $18,746.40     12/31/1996   $16,535.43     12/31/1996   $14,755.87
01/31/1997   $18,884.24     01/31/1997   $17,567.93     01/31/1997   $15,050.77
02/28/1997   $17,219.54     02/28/1997   $17,705.85     02/28/1997   $14,685.83
03/31/1997   $16,318.27     03/31/1997   $16,979.70     03/31/1997   $13,992.88
04/30/1997   $16,593.95     04/30/1997   $17,992.47     04/30/1997   $14,031.87
05/30/1997   $18,385.89     05/30/1997   $19,087.10     05/30/1997   $15,592.92
06/30/1997   $19,552.24     06/30/1997   $19,941.73     06/30/1997   $16,261.20
07/31/1997   $21,386.58     07/31/1997   $21,527.57     07/31/1997   $17,017.85
08/29/1997   $21,715.28     08/29/1997   $20,322.46     08/29/1997   $17,407.21
09/30/1997   $23,178.52     09/30/1997   $21,434.83     09/30/1997   $18,681.35
10/31/1997   $20,877.63     10/31/1997   $20,719.77     10/31/1997   $17,860.67
11/28/1997   $20,873.45     11/28/1997   $21,678.14     11/28/1997   $17,745.15
12/31/1997   $20,680.06     12/31/1997   $22,050.17     12/31/1997   $18,055.74
01/30/1998   $20,821.88     01/30/1998   $22,293.82     01/30/1998   $17,770.79
02/27/1998   $22,381.91     02/27/1998   $23,900.81     02/27/1998   $19,084.82
03/31/1998   $23,323.09     03/31/1998   $25,123.75     03/31/1998   $19,871.92
04/30/1998   $23,556.23     04/30/1998   $25,376.39     04/30/1998   $19,981.88
05/29/1998   $22,295.22     05/29/1998   $24,940.81     05/29/1998   $18,905.71
06/30/1998   $23,894.24     06/30/1998   $25,953.15     06/30/1998   $18,945.49
07/31/1998   $23,218.23     07/31/1998   $25,677.49     07/31/1998   $17,411.78
08/31/1998   $19,708.19     08/31/1998   $21,968.88     08/31/1998   $14,030.77
09/30/1998   $21,216.21     09/30/1998   $23,376.29     09/30/1998   $15,128.78
10/30/1998   $21,034.21     10/30/1998   $25,276.05     10/30/1998   $15,745.79
11/30/1998   $23,010.23     11/30/1998   $26,807.35     11/30/1998   $16,570.75
12/31/1998   $26,293.20     12/31/1998   $28,351.11     12/31/1998   $17,596.18
01/29/1999   $28,175.12     01/29/1999   $29,536.21     01/29/1999   $17,830.01
02/26/1999   $25,540.43     02/26/1999   $28,618.39     02/26/1999   $16,385.88
03/31/1999   $27,825.62     03/31/1999   $29,763.07     03/31/1999   $16,641.69
04/30/1999   $27,664.32     04/30/1999   $30,913.05     04/30/1999   $18,132.90


       ---------------------------------------------------------------
       AVERAGE ANNUAL PERFORMANCE                FOR THE PERIODS ENDED
                                                        APRIL 30, 1999
       ---------------------------------------------------------------
                                       INCEPTION   ONE YEAR  SIX MONTH
                                       ---------   --------  ---------
       BONNEL GROWTH FUND
       (INCEPTION 10/17/94)              25.09%     17.44%     31.52%

       S&P 500 INDEX                     28.51%     21.82%     22.30%

       RUSSELL  2000 INDEX               13.99%     (9.25%)    15.16%

       PAST   PERFORMANCE  IS  NOT   PREDICTIVE  OF  FUTURE   RESULTS.
       INVESTMENT RETURN AND PRINCIPAL VALUE MAY FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL VALUE. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX THAT CONSISTS OF 2,000 SMALL- AND MID-CAP PUBLICLY TRADED COMPANIES.

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SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES

The past six months have seen both economic and political extremes. Many Americans wanted President Clinton to resign from office instead of going through an impeachment trial. As we know, he was able to stay in office. The Federal Reserve lowered the discount rate to 4.50% from 4.75% to help alleviate financial pressure on our economy. The prodigious gains of past economic expansions did not materialize in this expansion. It is a paradox--an expansion that is not creating inflation.

The U.S. attacked Iraq, again. The Euro became the new currency of Europe and will be a major force in the world's economic growth. It should take five to ten years, but the long-range economic impact is going to be significant. NATO began bombing the Serbians. This is the first war in which NATO has been involved. There was another currency crisis in Brazil.

A major milestone was reached and finally surpassed when the Dow Jones Industrials crossed 10,000. It did it with such alacrity that most major market analysts were confused. The next major goal, of course, is 20,000, which we should see before the year 2006, and then 100,000 by the year 2024, figuring a 10% average annual return.

INVESTMENT HIGHLIGHTS

The fund has maintained diversity while looking for quality growth issues. Ann Taylor is one of our retail holdings. It operates over 350 stores in 41 states. It sells better-quality women's apparel, accessories and shoes. Most stores are located in upscale malls and specialty retail centers. Another retail holding is the Gap. It operates over 2,300 casual-apparel specialty stores with over 17.9 million square feet of space. The Banana Republic and Old Navy are part of the Gap.

In healthcare, we own Bausch and Lomb, a leading manufacturer of healthcare and optical products. The vision care segment of the company accounts for over 40% of its sales. They sell Ray-Ban and Killer Loop. They also manufacture MIRACLE EAR hearing aids. Abbott Labs makes healthcare products including drugs, diagnostic tests, intravenous solutions, laboratory and hospital instruments, infant formulas and nutritional products.

In technology, we cover most areas. The one most people are interested in now is the Internet. This is going to change the way we run our daily lives--including buying clothes, airline tickets, cars and even grocery shopping. We hold America Online, which is the leading provider of

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 BONNEL GROWTH FUND
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online  information  services,  with over 16 million  subscribers.  The  company offers electronic mail and conferencing, online forums and classes, along with newspapers, magazines and access to the Internet. The interesting thing about America Online is that it was incorporated in 1985. Today it is one of the largest companies in terms of market cap. It employs over 8,000 people.

As a reminder, fund holdings are subject to change as these issues are constantly being evaluated. Any holdings mentioned here should not be taken as a recommendation.

CURRENT OUTLOOK

The U.S. economy is still on solid footing. Inflation is tame and most economic numbers are increasing at a slow and steady pace, which is good for the stock market. The rest of the world is getting back on its feet, which will help our companies expand sales and profits. It doesn't look like the Federal Reserve is going to raise interest rates anytime soon. There will be some corrections. These can be viewed as buying opportunities. There is so much money flowing into the market, and so many mergers taking shares off the market, that the supply/demand equation is positive for the long term. As mentioned above, the next objective for the Dow is 20,000. It will get there sooner rather than later, with corrections thrown in to add spice to your life.

The bottom-line strategy for investors today: Max out your IRA and your 401(k) or any other employer-sponsored retirement plan.

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 BONNEL GROWTH FUND
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              ------------------------------------------------
               TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
              ------------------------------------------------

              INTERNATIONAL BUSINESS MACHINES CO..       3.79%
                COMPUTERS & DATA PROCESSING

              CISCO SYSTEMS, INC ..................      3.62%
                COMPUTERS & DATA PROCESSING

              UNIPHASE CORP .......................      2.75%
                ELECTRONICS & COMPONENTS

              TCA CABLE TV, INC ...................      2.26%
                CABLE

              JOHNSON & JOHNSON ...................      2.21%
                MEDICAL PRODUCTS

              UNITED TECHNOLOGIES CORP ............      1.97%
                DIVERSIFIED MANUFACTURING

              AMERICA ONLINE, INC ..................     1.94%
                INTERNET

              SUN MICROSYSTEMS, INC ...............      1.90%
                COMPUTERS & DATA PROCESSING

              MICROSOFT CORP ......................      1.84%
                COMPUTER SOFTWARE & HARDWARE

              GAP, INC ............................      1.81%
                RETAIL

              ------------------------------------------------
               TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS
              ------------------------------------------------
              COMPUTERS & DATA PROCESSING .......       13.17%
              RETAIL ............................       11.64%
              ELECTRONICS & COMPONENTS ..........        8.36%
              COMPUTER SOFTWARE & HARDWARE ......        7.57%
              FINANCIAL SERVICES ................        4.47%

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 MEGATRENDS FUND
--------------------------------------------------------------------------------

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

As its name implies, the mission of the MegaTrends Fund is to capitalize on important and enduring economic trends. The most important trend in the world today is the necessity for growth. This is the major reason we have been heavily invested in stocks (over 90 percent) for the past several years. The other major trends we see unfolding--as a result of sustained long-term growth--are higher commodity prices and eventually higher inflation.

The fund seeks long-term capital appreciation consistent with the preservation of capital.

PERFORMANCE

--------------------------------------------------------------------------------
 MEGATRENDS FUND
--------------------------------------------------------------------------------

[GRAPHIC: Linear graph plotted from data in table below.]

                                                            LIPPER FLEXIBLE
MEGATRENDS GROWTH FUND           S&P 500 INDEX           PORTFOLIO FUND INDEX
-----------------------     -----------------------     -----------------------
DATE BEGIN/  CUMULATIVE     DATE BEGIN/  CUMULATIVE     DATE BEGIN/  CUMULATIVE
   END         RETURN          END         RETURN          END         RETURN
----------   ----------     ----------   ----------     ----------   ----------
10/21/1991  $10,000.00                   $10,000.00                  $10,000.00
10/31/1991  $ 9,990.00       10/31/1991  $10,000.00      10/31/1991  $10,000.00
11/29/1991  $ 9,880.00       11/29/1991  $ 9,598.18      11/29/1991  $ 9,784.60
12/31/1991  $10,423.30       12/31/1991  $10,694.03      12/31/1991  $10,624.72
01/31/1992  $10,373.14       01/31/1992  $10,494.99      01/31/1992  $10,567.45
02/28/1992  $10,503.56       02/28/1992  $10,630.85      02/28/1992  $10,683.28
03/31/1992  $10,413.27       03/31/1992  $10,424.34      03/31/1992  $10,455.52
04/30/1992  $10,503.56       04/30/1992  $10,730.08      04/30/1992  $10,478.30
05/29/1992  $10,533.65       05/29/1992  $10,782.55      05/29/1992  $10,605.84
06/30/1992  $10,550.31       06/30/1992  $10,622.19      06/30/1992  $10,495.22
07/31/1992  $10,723.43       07/31/1992  $11,055.78      07/31/1992  $10,809.53
08/31/1992  $10,703.06       08/31/1992  $10,829.93      08/31/1992  $10,704.76
09/30/1992  $10,845.63       09/30/1992  $10,957.24      09/30/1992  $10,831.00
10/28/1992  $10,947.47       10/30/1992  $10,994.84      10/30/1992  $10,831.65
11/30/1992  $11,039.12       11/30/1992  $11,368.19      11/30/1992  $11,070.48
12/31/1992  $11,071.08       12/31/1992  $11,507.66      12/31/1992  $11,226.65
01/29/1993  $11,122.43       01/29/1993  $11,603.77      01/29/1993  $11,414.72
02/26/1993  $11,142.97       02/26/1993  $11,761.86      02/26/1993  $11,442.05
03/31/1993  $11,214.86       03/31/1993  $12,009.87      03/31/1993  $11,682.83
04/30/1993  $11,112.16       04/30/1993  $11,719.59      04/30/1993  $11,563.09
05/28/1993  $11,204.59       05/31/1993  $12,032.32      05/31/1993  $11,797.36
06/30/1993  $11,266.21       06/30/1993  $12,067.43      06/30/1993  $11,887.81
07/30/1993  $11,266.21       07/30/1993  $12,018.85      07/30/1993  $11,932.71
08/31/1993  $11,390.93       08/31/1993  $12,473.87      08/31/1993  $12,338.78
09/30/1993  $11,401.33       09/30/1993  $12,378.21      09/30/1993  $12,384.98
10/29/1993  $11,370.15       10/29/1993  $12,634.10      10/29/1993  $12,564.59
11/30/1993  $11,266.21       11/30/1993  $12,513.68      11/30/1993  $12,390.84
12/31/1993  $11,388.75       12/31/1993  $12,664.97      12/31/1993  $12,655.69
01/31/1994  $11,675.33       01/31/1994  $13,095.13      01/31/1994  $13,000.59
02/28/1994  $11,473.66       02/28/1994  $12,740.03      02/28/1994  $12,716.21
03/31/1994  $11,378.14       03/31/1994  $12,185.66      03/31/1994  $12,206.68
04/29/1994  $11,208.31       04/29/1994  $12,341.78      04/29/1994  $12,254.83
05/31/1994  $11,325.07       05/31/1994  $12,543.53      05/31/1994  $12,297.78
06/30/1994  $11,096.87       06/30/1994  $12,236.58      06/30/1994  $12,039.44
07/29/1994  $11,183.14       07/29/1994  $12,638.10      07/29/1994  $12,325.76
08/31/1994  $11,323.33       08/31/1994  $13,155.06      08/31/1994  $12,675.21
09/30/1994  $11,215.49       09/30/1994  $12,833.63      09/30/1994  $12,454.61
10/31/1994  $11,247.85       10/31/1994  $13,121.54      10/31/1994  $12,544.41
11/30/1994  $10,902.75       11/30/1994  $12,644.27      11/30/1994  $12,243.12
12/30/1994  $11,037.55       12/30/1994  $12,831.58      12/30/1994  $12,317.30
01/31/1995  $11,114.51       01/31/1995  $13,164.11      01/31/1995  $12,414.26
02/28/1995  $11,444.32       02/28/1995  $13,676.63      02/28/1995  $12,775.43
03/31/1995  $11,631.21       03/31/1995  $14,079.56      03/31/1995  $13,045.49
04/28/1995  $11,895.05       04/28/1995  $14,493.84      04/28/1995  $13,290.17
05/31/1995  $12,279.83       05/31/1995  $15,072.26      05/31/1995  $13,712.50
06/30/1995  $12,450.23       06/30/1995  $15,421.73      06/30/1995  $13,994.27
07/31/1995  $12,583.98       07/31/1995  $15,932.92      07/31/1995  $14,358.04
08/31/1995  $12,617.42       08/31/1995  $15,972.69      08/31/1995  $14,479.73
09/29/1995  $12,751.18       09/29/1995  $16,646.39      09/29/1995  $14,744.58
10/31/1995  $12,795.76       10/31/1995  $16,586.92      10/31/1995  $14,635.91
11/30/1995  $13,263.90       11/30/1995  $17,314.23      11/30/1995  $15,063.45
12/29/1995  $13,710.52       12/29/1995  $17,647.75      12/29/1995  $15,223.53
01/31/1996  $13,939.22       01/31/1996  $18,247.70      01/31/1996  $15,518.32
02/29/1996  $13,984.96       02/29/1996  $18,417.46      02/29/1996  $15,599.01
03/29/1996  $13,973.53       03/29/1996  $18,594.78      03/29/1996  $15,709.64
04/30/1996  $14,293.71       04/30/1996  $18,868.67      04/30/1996  $15,945.86
05/31/1996  $14,568.15       05/31/1996  $19,354.46      05/31/1996  $16,148.24
06/28/1996  $14,579.35       06/28/1996  $19,428.25      06/28/1996  $16,123.51
07/31/1996  $13,764.36       07/31/1996  $18,570.38      07/31/1996  $15,622.44
08/30/1996  $14,165.39       08/30/1996  $18,962.68      08/30/1996  $15,892.50
09/30/1996  $14,631.10       09/30/1996  $20,029.00      09/30/1996  $16,494.44
10/31/1996  $15,355.54       10/31/1996  $20,581.20      10/31/1996  $16,792.48
11/29/1996  $16,015.29       11/29/1996  $22,135.52      11/29/1996  $17,605.91
12/31/1996  $15,821.25       12/31/1996  $21,697.03      12/31/1996  $17,370.34
01/31/1997  $16,651.17       01/31/1997  $23,051.83      01/31/1997  $17,871.41
02/28/1997  $16,308.66       02/28/1997  $23,232.80      02/28/1997  $17,846.03
03/31/1997  $15,952.98       03/31/1997  $22,279.98      03/31/1997  $17,307.22
04/30/1997  $16,203.28       04/30/1997  $23,608.89      04/30/1997  $17,761.44
05/30/1997  $17,309.84       05/30/1997  $25,045.21      05/30/1997  $18,515.65
06/30/1997  $17,745.88       06/30/1997  $26,166.62      06/30/1997  $19,060.97
07/31/1997  $18,931.57       07/31/1997  $28,247.49      07/31/1997  $20,133.40
08/29/1997  $18,312.38       08/29/1997  $26,666.20      08/29/1997  $19,500.88
09/30/1997  $19,300.46       09/30/1997  $28,125.79      09/30/1997  $20,326.67
10/31/1997  $18,286.03       10/31/1997  $27,187.53      10/31/1997  $19,899.13
11/28/1997  $18,378.25       11/28/1997  $28,445.06      11/28/1997  $20,259.65
12/31/1997  $18,287.35       12/31/1997  $28,933.22      12/31/1997  $20,539.47
01/30/1998  $18,364.44       01/30/1998  $29,252.92      01/30/1998  $20,661.61
02/27/1998  $19,382.12       02/27/1998  $31,361.55      02/27/1998  $21,663.17
03/31/1998  $20,214.77       03/31/1998  $32,966.24      03/31/1998  $22,393.96
04/30/1998  $20,538.57       04/30/1998  $33,297.74      04/30/1998  $22,534.46
05/29/1998  $19,705.93       05/29/1998  $32,726.19      05/29/1998  $22,309.10
06/30/1998  $19,736.77       06/30/1998  $34,054.53      06/30/1998  $22,739.31
07/31/1998  $18,379.86       07/31/1998  $33,692.83      07/31/1998  $22,503.35
08/31/1998  $15,666.06       08/31/1998  $28,826.55      08/31/1998  $20,293.62
09/30/1998  $16,591.22       09/30/1998  $30,673.29      09/30/1998  $21,101.06
10/30/1998  $17,500.96       10/30/1998  $33,166.07      10/30/1998  $22,101.13
11/30/1998  $18,148.57       11/30/1998  $35,175.37      11/30/1998  $23,008.39
12/31/1998  $18,703.98       12/31/1998  $37,201.02      12/31/1998  $23,931.15
01/29/1999  $19,071.09       01/29/1999  $38,756.06      01/29/1999  $24,392.53
02/26/1999  $18,373.59       02/26/1999  $37,551.74      02/26/1999  $23,720.31
03/31/1999  $19,254.64       03/31/1999  $39,053.74      03/31/1999  $24,311.19
04/30/1999  $19,878.72       04/30/1999  $40,562.69      04/30/1999  $25,025.05


     --------------------------------------------------------------------
       AVERAGE ANNUAL PERFORMANCE                   FOR THE PERIODS ENDED
                                                           APRIL 30, 1999
     --------------------------------------------------------------------
                              INCEPTION  FIVE YEAR   ONE YEAR  SIX MONTH
                              ---------  ---------   --------  ---------
       MEGATRENDS FUND
         (INCEPTION 10/21/91)    9.56%     12.14%     (3.21%)    13.59%

       S&P 500 INDEX            20.52%     26.87%     21.82%     22.30%

       LIPPER FLEXIBLE
          PORTFOLIO
          FUND INDEX            13.01%     15.35%     11.05%     13.23%

       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE MAY FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL VALUE. THE LIPPER FLEXIBLE PORTFOLIO FUND INDEX ALLOCATES INVESTMENTS ACROSS VARIOUS ASSET CLASSES, INCLUDING DOMESTIC COMMON STOCKS, BONDS, AND MONEY MARKET INSTRUMENTS WITH A FOCUS ON TOTAL RETURNS.

--------------------------------------------------------------------------------
 MEGATRENDS FUND
--------------------------------------------------------------------------------

SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES

The dramatic activity of the market this past six months, including the fact that the 50 largest stocks in the S&P 500 accounted for the majority of the six month performance, is indicative of what has taken place in the market through the five quarters ended March 31, 1999. The bottom line is that the gap between big-cap performance and small-cap performance was nearly 40 percent. This is the widest gap ever recorded over that period of time.

Moreover, those five quarters were a continuation of a five-year trend in which the biggest cap stocks--those with market valuations over $50 billion--posted annual gains well in excess of 30 percent a year. By contrast, during the same five years, the majority of the companies that represent about 97 percent of all stocks, rose at an annual rate of less than 7 percent a year.

What made this situation so dangerous was that, on average, the big-cap stocks were rising much faster than their profits. In other words, the bulk of the gains in these stocks was coming from rising price-to-earnings ratios (P/Es). That kind of situation cannot go on forever. Keep in mind that rising P/Es reflect rising growth expectations. Big companies cannot increase their growth rates, and P/Es cannot rise forever.

INVESTMENT HIGHLIGHTS

While, the MegaTrends Fund's portfolio includes a few big-cap stocks, we have been extremely selective in this area. That was a mistake in 1998, but we believe the performance in the near future will be outside the big names.

The fund is heavily weighted in Real Estate Investment Trusts (REITs) and energy service companies. The REITs in the fund have several common characteristics. Each had strong growth over the past several years and consistent increases in earnings and dividends. Yet each is selling well below its 24-month highs.

Oil service companies will benefit not only from strong worldwide growth, which will increase the demand for oil, but also from a shortage of rigs and other oil service equipment. Indeed, the overall fundamentals for many oil service companies are better today than at the group's 1997 high. Yet many of these stocks are trading 50 percent or more below those highs.

--------------------------------------------------------------------------------
 MEGATRENDS FUND
--------------------------------------------------------------------------------

We also have a major position in Berkshire Hathaway, which we regard as a unique and undervalued equity. Investors have been slow to grasp that Berkshire Hathaway, under the leadership of Warren Buffett, arguably the world's most successful investor, has made a transition from a holding company to a potentially dominant insurance company. The stock is trading at only a little more than 10 times underlying earnings power and is facing growth of at least 15 percent a year for the foreseeable future.

CURRENT OUTLOOK

One of two things has to happen. The big stocks may crack. That could be a big threat to the entire economy, which has come to depend heavily on the stock market's well being. The second, and most likely, is that the market will broaden out.

Our longstanding forecast of growth, and eventually growth with rising inflation, is showing signs of panning out. After the frightening interlude in 1998, in which many emerging economies entered severe recessions, worldwide deflation has taken hold in a major way. Industrial production in most emerging economies is now positive. Japan is showing signs of coming out of the worst recession any industrialized economy has experienced since the end of World War
II. Recently, Japan's leading indicators turned positive, and the Japanese stock market, led by its financial and small-cap stocks, has been surging. These are strong signs that this beleaguered giant is reawakening.

--------------------------------------------------------------------------------
 MEGATRENDS FUND
--------------------------------------------------------------------------------

          ------------------------------------------------
           TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
          ------------------------------------------------

          BERKSHIRE HATHAWAY, INC ...........       17.73%
            HOLDING COMPANY

          BRE PROPERTIES, INC ...............        5.23%
            REAL ESTATE INVESTMENT TRUSTS

          SONY CORP .........................        4.74%
            COMMUNICATIONS EQUIPMENT

          MCI WORLDCOM, INC .................        4.64%
            TELECOMMUNICATIONS

          SCHLUMBERGER, LTD .................        4.59%
            OIL & GAS EXTRACTION & SERVICES

          NEW PLAN EXCEL REALTY TRUST .......        4.47%
            REAL ESTATE INVESTMENT TRUSTS

          NABORS INDUSTRIES, INC ............        4.22%
            OIL & GAS EXTRACTION & SERVICES

          UNUM CORP .........................        4.20%
            INSURANCE

          PFIZER, INC .......................        3.54%
            HEALTHCARE EQUIPMENT

          CISCO SYSTEMS, INC ................        3.51%
            COMPUTERS & DATA PROCESSING


          ------------------------------------------------
           TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS
          ------------------------------------------------
          HOLDING COMPANY ...................       17.73%
          OIL & GAS EXTRACTION & SERVICES ...       13.86%
          REAL ESTATE INVESTMENT TRUSTS .....       11.62%
          COMPUTERS & DATA PROCESSING .......        6.75%
          TELECOMMUNICATIONS ................        4.64%

--------------------------------------------------------------------------------
 GLOBAL BLUE CHIP FUND
--------------------------------------------------------------------------------

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Global Blue Chip Fund seeks long-term growth of capital. The fund's investment strategy incorporates a top-down macro analysis study of markets with a bottom-up stock selection discipline. The application of this strategy has aided us in addressing market volatility, revitalizing the fund's performance and investing in the leading growth stocks.

PERFORMANCE

--------------------------------------------------------------------------------
 GLOBAL BLUE CHIP FUND
--------------------------------------------------------------------------------

[GRAPHIC: Linear graph plotted from data in table below.]

                                                               DOW JONES
 GLOBAL BLUE CHIP FUND          S&P 500 INDEX                 WORLD INDEX
-----------------------     -----------------------     ------------------------
DATE BEGIN/  CUMULATIVE     DATE BEGIN/  CUMULATIVE     DATE BEGIN/  CUMULATIVE
   END         RETURN          END         RETURN          END         RETURN
----------   ----------     ----------   ----------     ----------   -----------
 02/19/1997  $10,000.00      01/31/1997  $10,000.00      01/31/1997   $10,000.00
 02/28/1997   $9,940.00      02/28/1997  $10,078.51      02/28/1997   $10,124.79
 03/31/1997   $9,730.00      03/31/1997   $9,665.17      03/31/1997    $9,918.57
 04/30/1997   $9,550.00      04/30/1997  $10,241.66      04/30/1997   $10,217.35
 05/30/1997   $9,690.00      05/30/1997  $10,864.74      05/31/1997   $10,896.95
 06/30/1997   $9,670.00      06/30/1997  $11,351.21      06/30/1997   $11,421.88
 07/31/1997   $9,710.00      07/31/1997  $12,253.91      07/31/1997   $11,947.98
 08/29/1997   $9,590.00      08/29/1997  $11,567.93      08/31/1997   $11,156.48
 09/30/1997   $9,660.00      09/30/1997  $12,201.11      09/30/1997   $11,781.01
 10/31/1997   $8,960.00      10/31/1997  $11,794.09      10/31/1997   $11,068.02
 11/28/1997   $8,430.00      11/28/1997  $12,339.61      11/30/1997   $11,237.92
 12/31/1997   $8,297.00      12/31/1997  $12,551.38      12/31/1997   $11,355.67
 01/30/1998   $8,195.32      01/30/1998  $12,690.07      01/31/1998   $11,590.02
 02/27/1998   $8,398.68      02/27/1998  $13,604.80      02/28/1998   $12,400.84
 03/31/1998   $8,683.38      03/31/1998  $14,300.92      03/31/1998   $12,927.53
 04/30/1998   $8,642.71      04/30/1998  $14,444.73      04/30/1998   $13,040.60
 05/29/1998   $7,900.45      05/29/1998  $14,196.79      05/31/1998   $12,840.24
 06/30/1998   $7,361.55      06/30/1998  $14,773.03      06/30/1998   $13,081.61
 07/31/1998   $6,985.34      07/31/1998  $14,616.12      07/31/1998   $13,035.91
 08/31/1998   $5,785.53      08/31/1998  $12,505.10      08/31/1998   $11,232.64
 09/30/1998   $6,202.41      09/30/1998  $13,306.23      09/30/1998   $11,475.77
 10/30/1998   $6,171.91      10/30/1998  $14,387.61      10/31/1998   $12,552.58
 11/30/1998   $6,365.10      11/30/1998  $15,259.26      11/30/1998   $13,260.30
 12/31/1998   $6,659.97      12/31/1998  $16,137.99      12/31/1998   $13,880.13
 01/29/1999   $6,995.51      01/29/1999  $16,812.58      01/31/1999   $14,163.10
 02/26/1999   $6,629.47      02/26/1999  $16,290.13      02/28/1999   $13,732.50
 03/31/1999   $6,792.15      03/31/1999  $16,941.71      03/31/1999   $14,323.63
 04/30/1999   $6,771.82      04/30/1999  $17,596.30      04/30/1999   $14,979.20


     ------------------------------------------------------------------
     AVERAGE ANNUAL PERFORMANCE                   FOR THE PERIODS ENDED
                                                      APRIL 30, 1999
     ------------------------------------------------------------------
                                     INCEPTION    ONE YEAR   SIX MONTH
                                     ---------    --------   ---------
     GLOBAL BLUE CHIP FUND
       (INCEPTION 2/20/97)            (16.29%)    (21.65%)      9.72%

     S&P 500 INDEX                     28.64%      21.82%      22.30%

     DOW JONES WORLD INDEX             19.73%      14.87%      19.33%

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE MAY FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL VALUE. THE DOW JONES WORLD INDEX IS A CAPITALIZATION-WEIGHTED INDEX COMPRISED OF COMPANIES TRADED PUBLICLY IN SELECT COUNTRIES ALL OVER THE WORLD.

--------------------------------------------------------------------------------
 GLOBAL BLUE CHIP FUND
--------------------------------------------------------------------------------

SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES

The last six months have been tumultuous for the financial markets. Japan's GDP fell for the seventh consecutive quarter, the Brazilian Central Bank chief resigned, British Petroleum and Amoco joined to form the second largest oil company, the European Monetary Union launched the Euro and the CRB Bridge Index showed that commodity prices dropped to twenty-year lows.

Despite financial turbulence and an economic slowdown in Latin America, Europe and Asia, the fund maintained a positive return. This was primarily achieved by investing in regions with sustainable economic stability, sectors with earnings growth and companies with sound management parameters.

INVESTMENT HIGHLIGHTS

Given the global slowdown, the fund was able to maintain significant exposure to international large-cap companies. During the last six months, the portfolio team made several key changes to the portfolio holdings. The fund is now broadly diversified on a country and sector basis. This was achieved by shifting away from the troubled Asian economies and gaining greater exposure to select European markets such as the United Kingdom and France.

CURRENT OUTLOOK

The board of trustees for the U.S. Global Accolade Funds approved the termination of the Global Blue Chip Fund, subject to shareholder approval.

In anticipation of shareholder approval, the Fund intends to deviate from its investment objective as stated in its prospectus and start disposing of its portfolio securities. The proceeds will be invested in cash or cash equivalent securities.

The Global Blue Chip Fund will be closed to new investors and existing shareholders after the close of business on June 15, 1999.

--------------------------------------------------------------------------------
 GLOBAL BLUE CHIP FUND
--------------------------------------------------------------------------------


               ------------------------------------------------
               TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
               ------------------------------------------------

               PROVIDIAN FINANCIAL CORP ..........        4.82%
                 FINANCIAL SERVICES

               MICROSOFT CORP ....................        3.33%
                 COMPUTERS & DATA PROCESSING

               AMERICAN INTERNATIONAL GROUP, INC .        3.13%
                 INSURANCE

               INTEL CO ..........................        2.64%
                 ELECTRONICS & COMPONENTS

               VODAPHONE GROUP PLC ...............        2.58%
                 TELECOMMUNICATIONS

               SUN MICROSYSTEMS, INC .............        2.36%
                 COMPUTERS & DATA PROCESSING

               AMGEN, INC ........................        2.30%
                 PHARMACEUTICALS

               GENERAL ELECTRIC CO ...............        2.28%
                 DIVERSIFIED MANUFACTURING

               NOKIA OYJ .........................        2.13%
                 TELECOMMUNICATIONS

               CISCO SYSTEMS, INC ................        2.05%
                 COMPUTERS & DATA PROCESSING


               ------------------------------------------------
                TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS
               ------------------------------------------------
               TELECOMMUNICATIONS ................       17.69%
               COMPUTERS & DATA PROCESSING .......       12.08%
               FINANCIAL SERVICES ................       10.40%
               PHARMACEUTICALS ...................        9.32%
               RETAIL ............................        5.58%

--------------------------------------------------------------------------------
 REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Regent Eastern European Fund is structured to take advantage of undervaluation and strong growth in the markets of Central and Eastern Europe. In fact, many of the Central European markets have now reached the point where conversion from emerging market status to developed market status is the next step, particularly since the introduction of the Euro and European Monetary Union.

Since the Russian crisis last year, the focus of the fund remains firmly in the Central European markets of Poland, Hungary and the Czech Republic. While we believe that Russia will recover and become an investable emerging market again, we will maintain a very low Russian exposure until we see clear signs of improvement.

PERFORMANCE

--------------------------------------------------------------------------------
 REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------

[GRAPHIC: Linear graph plotted from data in table below.]

                                      ING BARINGS EMERGING MARKETS
            REGENT EASTERN FUND          EASTERN EUROPEAN INDEX
          -----------------------       -----------------------
          DATE BEGIN/  CUMULATIVE       DATE BEGIN/  CUMULATIVE
             END         RETURN            END         RETURN
          ----------   ----------       ----------   ----------
          03/27/1997   $10,000.00                    $10,000.00
          03/31/1997   $10,000.00       03/31/1997   $10,000.00
          04/30/1997   $10,360.00       04/30/1997   $10,083.67
          05/30/1997   $10,440.00       05/30/1997   $10,275.93
          06/30/1997   $11,190.00       06/30/1997   $11,255.04
          07/31/1997   $11,950.00       07/31/1997   $12,429.98
          08/29/1997   $11,750.00       08/29/1997   $12,215.76
          09/30/1997   $12,480.00       09/30/1997   $12,762.88
          10/31/1997   $11,190.00       10/31/1997   $11,279.37
          11/28/1997   $10,190.00       11/28/1997   $ 9,425.59
          12/31/1997   $11,237.00       12/31/1997   $10,782.70
          01/30/1998   $10,272.11       01/30/1998   $ 8,797.18
          02/27/1998   $11,166.64       02/27/1998   $10,327.56
          03/31/1998   $11,508.38       03/31/1998   $10,846.78
          04/30/1998   $11,860.16       04/30/1998   $11,022.43
          05/29/1998   $ 9,960.53       05/29/1998   $ 7,991.34
          06/30/1998   $ 9,819.81       06/30/1998   $ 7,622.83
          07/31/1998   $10,453.02       07/31/1998   $ 8,173.51
          08/31/1998   $ 7,447.78       08/31/1998   $ 4,724.66
          09/30/1998   $ 7,266.86       09/30/1998   $ 4,445.17
          10/30/1998   $ 8,060.89       10/30/1998   $ 5,179.80
          11/30/1998   $ 8,070.94       11/30/1998   $ 5,442.68
          12/31/1998   $ 8,392.57       12/31/1998   $ 5,568.48
          01/29/1999   $ 8,663.95       01/29/1999   $ 5,792.78
          02/26/1999   $ 7,890.02       02/26/1999   $ 5,046.88
          03/31/1999   $ 8,261.91       03/31/1999   $ 5,313.32
          04/30/1999   $ 8,925.27       04/30/1999   $ 5,796.34


       ----------------------------------------------------------------
       AVERAGE ANNUAL PERFORMANCE                 FOR THE PERIODS ENDED
                                                         APRIL 30, 1999
       ----------------------------------------------------------------
                                       INCEPTION   ONE YEAR   SIX MONTH
                                       ---------   --------   ---------
       REGENT EASTERN EUROPEAN FUND
         (INCEPTION 3/31/97)             (5.29%)   (24.75%)     10.72%

       ING BARINGS EMERGING MARKETS-
         EASTERN EUROPEAN INDEX         (23.04%)   (47.41%)     11.90%

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE MAY FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL VALUE. THE ING BARINGS EMERGING MARKETS - EASTERN EUROPEAN INDEX IS COMPRISED OF INDIVIDUAL COMPANIES REPRESENTATIVE OF THE EASTERN EUROPEAN MARKETS.

--------------------------------------------------------------------------------
 REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------

SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES

The past six months were probably the most turbulent six months in the history of the Central and Eastern European stock market. There was the aftermath of the Russia crisis, which was still affecting emerging markets in October 1998. We also had the Balkan war over the former Yugoslav Republic of Kosovo. Both of these events affected market sentiment in the region, causing investors to curtail activity in these markets.

Two emerging markets, Latin America and Asia, recovered in 1999, posting gains of over 30%. On the other hand, Central Europe remains virtually unchanged due to the perceived and actual impact of the Kosovo war. We believe that the long-term effects of the war are overstated. The war is within a small area of former Yugoslavia. While there is no doubt that tourism has been affected,
industrial   companies  in  the  Central   European  region  have  been  largely
unaffected.

The Balkan region of Eastern Europe is the poorest region and does not seriously impact trade with the major Central European countries of Poland, Hungary and the Czech Republic. While the prolonged war is not good news for the region, we do not believe that there will be any long-term damage to economic and corporate earnings growth in these markets.

INVESTMENT HIGHLIGHTS

The major change in our portfolio over the last six months has been our cash position. At the beginning of the period, we held 34% of the portfolio in cash, primarily because of worries about Russian fallout. We are now steadily reducing our cash position, which stood at 23% on April 30, 1999.

Hungary has been the country most impacted by the Kosovo crisis. Conversely, we expect this market to be the biggest beneficiary when the war ends. While our weighting in Poland has remained relatively static at close to 30%, the cash that we have spent has been used to buy quality Hungarian blue-chip companies. Hungary is the most liquid market in the region and it has the greatest number of dollar securities that trade on Western markets. Also, as we have noted before, we believe Hungary has the highest quality management and growth among the Central European countries.

Almost 5% of the portfolio has been invested in Croatia. It is not under threat because of the war and is positioned to benefit when the war ends.

--------------------------------------------------------------------------------
 REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------

CURRENT OUTLOOK

We believe the Central European markets are the cheapest markets in the emerging market arena. We expect to continue to reduce our cash position by investing in high-quality, blue-chip companies in the Central European region. We believe these companies will benefit the most from an end to the Kosovo war.

While many other political and economic factors continue to influence the region, such as the impact of Western European growth, we believe that the single most important benefit for the region, in terms of stock market performance, will come when the Kosovo situation is resolved.

--------------------------------------------------------------------------------
 REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------

          ------------------------------------------------
           TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
          ------------------------------------------------

          KGHM POLSKA MIEDZ .................       11.26%
            METALS MINING

          MOL MAGYAR OLAJ-ES GAZIPARI RT. ...       10.56%
            OIL & GAS EXTRACTION

          ELEKTRIM SPOLKA AKCYJNA ...........        7.05%
            CONGLOMERATES

          BORSODCHEM RT. ....................        5.27%
            CHEMICALS

          CENTRAL EUROPEAN GROWTH FUND ......        5.17%
            INVESTMENT COMPANIES

          MAGYAR TAVKOZLESI RT. .............        4.97%
            COMMUNICATIONS

          OTP BANK ..........................        4.84%
            COMMERCIAL BANKS

          PLIVA .............................        4.80%
            PHARMACEUTICALS

          BUDIMEX SA ........................        4.62%
            CONSTRUCTION

          PRIMAGAZ HUNGARIA CO. LTD. ........        2.38%
            OIL & GAS EXTRACTION


          ------------------------------------------------
           TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS
          ------------------------------------------------
          OIL & GAS EXTRACTION ..............       12.94%
          METALS MINING .....................       11.26%
          COMMERCIAL BANKS ..................        8.81%
          PHARMACEUTICALS ...................        7.12%
          CONGLOMERATES .....................        7.05%

BONNEL GROWTH FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                        APRIL 30, 1999
--------------------------------------------------------------------------------

     COMMON STOCKS 89.88%                          SHARES       VALUE

     AIR TRANSPORTATION 0.57%
     Atlas Air, Inc. ........................      5,000      $145,000<F1>
     Midwest Express Holdings ...............      5,000       156,250<F1>
     Southwest Airlines Co. .................     10,000       325,625
                                                             ---------
                                                               626,875

     BUILDING PRODUCTS 4.10%

     American Standard Companies, Inc. ......     10,000       457,500<F1>
     Home Depot, Inc. .......................     23,000     1,378,562
     Lowe's Companies, Inc. .................     33,000     1,740,750
     Southdown, Inc. ........................      5,000       320,313
     USG Corp. ..............................     10,000       583,750
                                                             ---------
                                                             4,480,875

     BUSINESS SERVICES 1.65%

     AC Nielsen Corp. .......................      5,000       139,375<F1>
     American Management Systems ............     15,000       515,625<F1>
     Concord EFS, Inc. ......................     25,000       834,375<F1>
     Scientific Atlanta, Inc. ...............     10,000       317,500
                                                             ---------
                                                             1,806,875

     CABLE TV 2.28%

     TCA Cable TV, Inc. .....................     50,000     2,490,625

     COMMERCIAL PRINTING 0.20%

     Consolidated Graphics, Inc. ............      5,000       213,125<F1>

     COMMERCIAL SERVICES 0.36%

     Lason, Inc. ............................     10,000       395,625<F1>

     COMMUNICATIONS EQUIPMENT 1.51%

     Gemstar International Group Ltd. .......     15,000       1,580,625<F1>
     Microwave Power Devices, Inc. ..........      5,000          64,063
                                                               ---------
                                                               1,644,688

     COMPUTER SOFTWARE & HARDWARE 7.65%

     Advent Software, Inc. ..................     15,000         924,375<F1>
     Caere Corp. ............................      5,000          51,250<F1>
     Citrix Systems, Inc. ...................     11,000         467,500<F1>
     Clarify, Inc. ..........................      5,000         117,500<F1>
     Computer Network Technology Corp. ......      8,000         149,500<F1>
     Concord Communications, Inc. ...........     15,000         671,250<F1>
     Kronos, Inc. ...........................     15,000         510,000<F1>
     Legato Systems, Inc. ...................     10,000         404,375<F1>
     Mercury Interactive Corp. ..............     10,000         281,875<F1>

BONNEL GROWTH FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                        APRIL 30, 1999
--------------------------------------------------------------------------------

     COMMON STOCKS                                 SHARES       VALUE

     COMPUTER SOFTWARE & HARDWARE (CONT'D)

     Microchip Technology, Inc. .............      5,000     $  175,000<F1>
     Microsoft Corp. ........................     25,000      2,032,812<F1>
     Peregrine Systems, Inc. ................     10,000        225,000<F1>
     Rational Software Co. ..................     15,000        444,375<F1>
     Timberline Software Corp. ..............      5,000         73,438
     Xilinx, Inc. ...........................     40,000      1,825,000<F1>
                                                              ---------
                                                              8,353,250

     COMPUTERS & DATA PROCESSING 13.29%

     CDW Computer Centers, Inc. .............     13,000      1,163,500<F1>
     Cisco Systems, Inc. ....................     35,000      3,992,187<F1>
     FactSet Research Systems, Inc. .........     24,500      1,142,313
     First Data Corp. .......................      5,000        212,188
     Fundtech Ltd. ..........................      5,000        172,188<F1>
     International Business Machines Co. ....     20,000      4,183,750
     International Network Services .........     17,500        665,000<F1>
     Intervoice, Inc. .......................      3,000         29,906<F1>
     Sun Microsystems, Inc. .................     35,000      2,093,437<F1>
     TSI International Software Ltd. ........     15,000        236,250<F1>
     Unisys Corp. ...........................     20,000        628,750<F1>
                                                              ---------
                                                             14,519,469

     CONSUMER PRODUCTS 2.77%
                                                              ---------
     Clorox Co. .............................     15,000      1,730,625
     Fossil, Inc. ...........................     31,000        953,250<F1>
     WestPoint Stevens, Inc. ................     10,000        342,500<F1>
                                                              ---------
                                                              3,026,375

     COSMETICS & TOILETRIES 0.25%
                                                              ---------
     Avon Products, Inc. ....................      5,000        271,563

     DIVERSIFIED MANUFACTURING 1.99%
                                                              ---------
     United Technologies Corp. ..............     15,000      2,173,125

     ELECTRONICS & COMPONENTS 8.44%
                                                              ---------
     American Power Conversion Corp. ........      5,000        165,000<F1>
     EMC Co. ................................     15,000      1,634,062<F1>
     Intel Co. ..............................     10,000        611,875
     Power Integrations, Inc. ...............     30,000      1,177,500<F1>
     QLogic Co. .............................     10,000        699,375<F1>
     Solectron Corp. ........................     20,000        970,000<F1>
     Uniphase Corp. .........................     25,000      3,034,375<F1>
     Vitesse Semiconductor Corp. ............     20,000        926,250<F1>
                                                              ---------
                                                              9,218,437

BONNEL GROWTH FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                        APRIL 30, 1999
--------------------------------------------------------------------------------

     COMMON STOCKS                                 SHARES       VALUE

     FIBER OPTICS 0.98%

     E-Tek Dynamics, Inc. ...................     25,000     $1,075,000<F1>

     FINANCIAL SERVICES 4.51%

     Charles Schwab Corp. ...................     10,000      1,097,500
     Morgan Stanley Dean Witter & Co. .......     15,000      1,487,812
     Paine Webber Group, Inc. ...............     15,000        704,063
     Profit Recovery Group International, Inc.    45,000      1,642,500<F1>
                                                              ---------
                                                              4,931,875

     GLASS CONTAINERS & PRODUCTS 0.55%

     Gentex Corp. ...........................     20,000        601,250<F1>

     HEALTHCARE EQUIPMENT & SERVICES 3.58%

     Biogen, Inc. ...........................     10,000        950,625<F1>
     Genentech, Inc., Call/Put Common Shares      20,000      1,692,500<F1>
     Genzyme Co. ............................     30,000      1,132,500<F1>
     Insight Enterprises, Inc. ..............      5,000        135,000<F1>
                                                              ---------
                                                              3,910,625

     HOME FURNISHINGS 1.07%
                                                              ---------
     Ethan Allen Interiors, Inc. ............     23,000      1,165,813

     INTERNET 3.78%
                                                              ---------
     America Online, Inc. ...................     15,000      2,141,250<F1>
     eBay, Inc. .............................      3,000        624,375<F1>
     MindSpring Enterprises, Inc. ...........     10,000        969,375<F1>
     Network Solutions, Inc., Class A .......      5,000        388,750<F1>
                                                              ---------
                                                              4,123,750
     MACHINERY 1.15%
                                                              ---------
     Johnson Controls, Inc. .................     15,000      1,094,062
     Snap-on, Inc. ..........................      5,000        162,813
                                                              ---------
                                                              1,256,875
     MANUFACTURING 0.14%
                                                              ---------
     Mueller Industries, Inc. ...............      5,000        157,500<F1>

     MEDICAL EQUIPMENT 0.27%
                                                              ---------
     Lincare Holdings, Inc. .................     10,000        296,250<F1>

BONNEL GROWTH FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                        APRIL 30, 1999
--------------------------------------------------------------------------------

     COMMON STOCKS                                 SHARES       VALUE

     MEDICAL INSTRUMENTS 0.43%

     Biomet, Inc. ...........................     10,000     $ 410,000
     Candela Corp. ..........................      3,000        56,250<F1>
                                                             ---------
                                                               466,250

     MEDICAL PRODUCTS 3.19%

     Johnson & Johnson ......................     25,000     2,437,500
     Osteotech, Inc. ........................     19,500       704,437<F1>
     St. Jude Medical, Inc. .................      5,000       139,375<F1>
     Xomed Surgical Products, Inc. ..........      5,000       208,125<F1>
                                                             ---------
                                                             3,489,437

     METAL MINING 0.44%

     Barrick Gold Corp. .....................     10,000       201,250
     Stillwater Mining Co. ..................     10,000       283,125<F1>
                                                             ---------
                                                               484,375

     MOTION PICTURES & SERVICES 0.13%

     Macrovision Corp. ......................      3,000       141,000<F1>

     MOTOR VEHICLES 1.87%

     Arvin Industries, Inc. .................      5,000       183,125
     Borg-Warner Automotive, Inc. ...........      3,000       170,250
     Harley-Davidson, Inc. ..................     20,000     1,192,500
     Winnebago Industries, Inc. .............     35,000       500,937
                                                             ---------
                                                             2,046,812

     MOTOR VEHICLE RENTAL 1.38%
                                                             ---------
     Avis Rent A Car, Inc. ..................     10,000       313,750<F1>
     Hertz Corp., Class A ...................     20,000     1,193,750
                                                             ---------
                                                             1,507,500

     OPTICAL SUPPLIES 1.03%
                                                             ---------
     Bausch & Lomb, Inc. ....................     15,000     1,125,000

     PHARMACEUTICALS 3.48%
                                                             ---------
     Abbott Laboratories ....................     25,000     1,210,938
     Amgen, Inc. ............................     15,000       921,562<F1>
     Biovail Corp. ..........................     20,000       701,250<F1>
     Schering-Plough Corp. ..................     13,000       628,062
     Warner-Lambert Co. .....................      5,000       339,688
                                                             ---------
                                                             3,801,500

BONNEL GROWTH FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                        APRIL 30, 1999
--------------------------------------------------------------------------------

     COMMON STOCKS                                 SHARES       VALUE

     PHOTOGRAPHIC EQUIPMENT 1.61%

     Xerox ..................................     30,000     $1,762,500

     RESTAURANTS 0.24%

     Brinker International, Inc. ............      5,000        138,125<F1>
     Foodmaker, Inc. ........................      5,000        120,625<F1>
                                                             ----------
                                                                258,750

     RETAIL 11.75%

     AnnTaylor Stores Corp. .................     20,000        950,000<F1>
     Costco Companies, Inc. .................     20,000      1,618,750<F1>
     Dayton Hudson Corp. ....................     15,000      1,009,687
     Footstar, Inc. .........................      5,000        169,063<F1>
     Gap, Inc. ..............................     30,000      1,996,875
     Kroger Co. .............................     15,000        814,687<F1>
     K-Swiss, Inc., Class A .................      8,000        336,000
     Linens 'n Things, Inc. .................     10,000        457,500<F1>
     Quiksilver, Inc. .......................     15,000        398,437<F1>
     Safeway, Inc. ..........................     15,000        809,063<F1>
     Tarrant Apparel Group ..................     20,000        942,500<F1>
     The Men's Wearhouse, Inc. ..............     10,000        273,750<F1>
     Tiffany & Co. ..........................     20,000      1,680,000
     Wal-Mart Stores, Inc. ..................     30,000      1,380,000
                                                             ----------
                                                             12,836,312

     SATELLITE NETWORKS 0.48%

     Gilat Satellite Networks Ltd. ..........     10,000        520,000<F1>

     TELECOMMUNICATIONS 2.15%

     GeoTel Communications Corp. ............     15,000        843,750
     Lucent Technologies, Inc. ..............     25,000      1,503,125
                                                             ----------
                                                              2,346,875

     TIRES 0.20%
                                                             ----------
     Cooper Tire & Rubber Co. ...............     10,000        219,375

     WHOLESALE & DISTRIBUTION 0.41%
                                                             ----------
     Genuine Parts Co. ......................      5,000        150,000
     Sysco Corp. ............................     10,000        296,875
                                                             ----------
                                                                446,875
                                                             ----------
     TOTAL COMMON STOCKS ....................                98,192,406
                                                             ----------
       (cost $90,151,821)

BONNEL GROWTH FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                        APRIL 30, 1999
--------------------------------------------------------------------------------

                                                   PRINCIPAL
REPURCHASE AGREEMENT 11.07%                          AMOUNT          VALUE
----------------------------------------          -----------    ------------
Joint Tri-Party Repurchase Agreement,
   Donaldson, Lufkin & Jenrette, 4/30/99,
   4.88%, due 5/3/99, repurchase price
   $12,093,799, collateralized by
   U.S. Treasury securities held in a
   joint tri-party account
   (cost $12,088,883)                             $12,088,883    $ 12,088,883
                                                  -----------    ------------

TOTAL INVESTMENTS 100.95%                                         110,281,289
  (cost $102,240,704)
Other assets and liabilities, net (0.95)%                          (1,032,725)
                                                                 ------------
NET ASSETS 100%                                                  $109,248,564
                                                                 ------------

<F1> Non-income producing security
See accompanying notes to portfolios of investments.

MEGATRENDS FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                        APRIL 30, 1999
--------------------------------------------------------------------------------

     COMMON STOCKS 90.94%                        SHARES        VALUE

     AEROSPACE 2.72%

     AlliedSignal, Inc. .....................      9,000     $ 528,750

     BANKS 4.39%

     Bank of New York Co., Inc. .............     10,000       400,000
     Chase Manhattan Co. ....................      5,500       455,125
                                                             ---------
                                                               855,125

     BUILDING PRODUCTS 0.92%

     Home Depot, Inc. .......................      3,000       179,813

     COMMUNICATIONS EQUIPMENT 4.75%

     Sony Corp., ADR ........................     10,000       925,000

     COMPUTERS & DATA PROCESSING 6.76%

     Cisco Systems, Inc. ....................      6,000       684,375<F1>
     Hewlett Packard Co. ....................      8,000       631,000
                                                             ---------
                                                             1,315,375

     ELECTRONICS & COMPONENTS 2.51%

     Intel Corp. ............................      8,000       489,500

     ENTERTAINMENT 1.47%

     Walt Disney Co. ........................      9,000       285,750

     FINANCIAL SERVICES 2.19%

     Fannie Mae .............................      6,000       425,625

     HEALTHCARE EQUIPMENT 3.55%

     Pfizer, Inc. ...........................      6,000       690,375

     HOLDING COMPANY 17.77%

     Berkshire Hathaway, Inc., Class A ......         30     2,292,000<F1>
     Berkshire Hathaway, Inc., Class B ......        472     1,165,840<F1>
                                                             ---------
                                                             3,457,840

     INSURANCE 4.21%

     UNUM Corp. .............................     15,000       819,375

     MANUFACTURING 3.39%

     Arch Chemical, Inc. ....................     30,000       660,000<F1>

MEGATRENDS FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                        APRIL 30, 1999
--------------------------------------------------------------------------------

     COMMON STOCKS                                SHARES        VALUE

     MEDICINE 2.65%

     Elan Corp. plc, ADR ....................     10,000     $ 515,000<F1>

     METAL MINING 1.64%

     Stillwater Mining Co. ..................     11,250       318,516<F1>

     OIL & GAS EXTRACTION & SERVICES 13.89%

     Diamond Offshore Drilling, Inc. ........     15,000       495,937
     Nabors Industries, Inc. ................     40,000       822,500<F1>
     Noble Drilling Corp. ...................     25,000       490,625<F1>
     Schlumberger Ltd. ......................     14,000       894,250
                                                             ---------
                                                             2,703,312

     REAL ESTATE INVESTMENT TRUSTS 11.64%

     BRE Properties, Inc., Class A ..........     41,000     1,019,875
     Crescent Real Estate Equities Co. ......     16,700       373,663
     New Plan Excel Realty Trust ............     47,000       872,437
                                                             ---------
                                                             2,265,975

     RETAIL 1.85%

     AutoZone, Inc. .........................     12,000       360,000<F1>

     TELECOMMUNICATIONS 4.64%

     MCI Worldcom, Inc. .....................     11,000       904,062<F1>


     TOTAL COMMON STOCKS ....................               17,699,393
       (cost $14,576,097)


                                                        PRINCIPAL
REPURCHASE AGREEMENT 9.24%                               AMOUNT
-----------------------------------------              ----------   -----------
Joint Tri-Party Repurchase Agreement,
   Donaldson, Lufkin & Jenrette, 4/30/99,
   4.88%, due 5/3/99, repurchase price
   $1,799,409, collateralized by U.S.
   Treasury securities held in a joint
   tri-party repurchase account (cost
   $1,798,678)                                         $1,798,678     1,798,678
                                                       ----------     ---------

TOTAL INVESTMENTS 100.18%                                            19,498,071
  (cost $16,374,775)
Other assets and liabilities, net (0.18)%                               (35,721)
                                                                    -----------
NET ASSETS 100%                                                     $19,462,350
                                                                    -----------

ADR - American Depository Receipt
<F1> Non-income producing security
See accompanying notes to portfolios of investments.

GLOBAL BLUE CHIP FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                        APRIL 30, 1999
--------------------------------------------------------------------------------

COMMON STOCKS 96.30%                              SHARES       VALUE

     AUTOMOBILES 3.06%

     DaimlerChrysler AG .....................        260     $  25,529<F1>
     Ford Motor Co. .........................        100         6,394
     General Motors Co. .....................        100         8,894
                                                             ---------
                                                                40,817
     BANKS 1.24%

     Chase Manhattan Co. ....................        200        16,550

     BASE METAL MININGS 0.00%

     Yuma Copper Co. Units (RS) .............     60,000             0<F1>

     BEVERAGES 3.87%

     Anheuser-Busch Companies, Inc. .........        240        17,550
     Buenos Aires Embotelladora, ADR ........      4,000             0<F1>
     Diageo plc, ADR ........................        500        23,063
     Pepsico, Inc. ..........................        300        11,081
                                                             ---------
                                                                51,694

     BUILDING PRODUCTS 2.09%

     Lowe's Companies, Inc. .................        530        27,958

     CHEMICALS 1.96%

     Dow Chemical Co. .......................        200        26,237

     COMMUNICATIONS EQUIPMENT 1.39%

     Sony Corp., ADR ........................        200        18,500

     COMPUTERS & DATA PROCESSING 12.59%

     Cap Gemini SA ..........................        150        22,930
     Cisco Systems, Inc. ....................        250        28,516<F1>
     Dell Computer Co. ......................        400        16,475<F1>
     International Business Machines Co. ....        100        20,919
     Microsoft Corp. ........................        570        46,348<F1>
     Sun Microsystems, Inc. .................        550        32,897<F1>
                                                             ---------
                                                               168,085
     DIVERSIFIED MANUFACTURING 5.70%
                                                             ---------
     General Electric Co. ...................        300        31,650
     Tyco International Ltd. ................        325        26,406
     United Technologies Corp. ..............        125        18,109
                                                             ---------
                                                                76,165

GLOBAL BLUE CHIP FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                        APRIL 30, 1999
--------------------------------------------------------------------------------

COMMON STOCKS                                      SHARES      VALUE

     DIVERSIFIED MINING 0.92%

     De Beers Ltd., ADR .....................        500     $  12,250

     ELECTRONICS & COMPONENTS 4.22%

     EMC Co. ................................        180        19,609<F1>
     Intel Co. ..............................        600        36,712
                                                             ---------
                                                                56,321

     FINANCIAL SERVICES 10.83%

     American Express .......................        170        22,217
     Charles Schwab Corp. ...................        150        16,462
     Citigroup, Inc. ........................        300        22,575
     Fannie Mae .............................        230        16,316
     Providian Financial Corp. ..............        520        67,113
                                                             ---------
                                                               144,683

     INSURANCE 3.26%

     American International Group, Inc. .....        371        43,569

     MULTIMEDIA 2.10%

     Time-Warner, Inc. ......................        400        28,000

     PAPER PRODUCTS 0.80%

     International Paper Co. ................        200        10,663

     PETROLEUM REFINING 5.30%

     British Petroleum Amoco plc, ADR .......         90        10,187
     Exxon Co. ..............................        200        16,612
     Mobil Co. ..............................        100        10,475
     Phillips Petroleum Co. .................        185         9,366
     Schlumberger Ltd. ......................        200        12,775
     Shell Transport & Trading Company, ADR .        250        11,359
                                                             ---------
                                                                70,774

     PHARMACEUTICALS 9.71%

     Amgen, Inc. ............................        520        31,948<F1>
     Bristol-Myers Squibb Co. ...............        200        12,712
     Eli Lilly & Co. ........................        100         7,362
     Merck & Co., Inc. ......................        350        24,588
     Pfizer, Inc. ...........................        200        23,013
     Schering-Plough Co. ....................        200         9,662
     Warner-Lambert Co. .....................        300        20,381
                                                             ---------
                                                               129,666

GLOBAL BLUE CHIP FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                        APRIL 30, 1999
--------------------------------------------------------------------------------

COMMON STOCKS                                      SHARES       VALUE

     RECRUITING & PLACEMENT AGENCY 0.71%

     Adecco SA, ADR .........................        150     $   9,413

     RESTAURANTS 0.63%

     McDonald's Corp. .......................        200         8,475

     RETAIL 5.81%

     Gap, Inc. ..............................        302        20,102
     Ito-Yokado Co., Ltd., ADR ..............        285        17,545
     Koninklijke Ahold NV, ADR ..............        450        16,931
     Wal-Mart Stores, Inc. ..................        500        23,000
                                                             ---------
                                                                77,578

     TELECOMMUNICATIONS 18.42%

     AT&T Co. ...............................        480        24,240
     Cable & Wireless plc, ADR ..............        500        21,000
     COLT Telecom Group plc, ADR ............        200        15,275<F1>
     Deutsche Telekom AG, ADR ...............        500        19,375
     Hellenic Telecommunications
       Organization SA, ADR .................      2,000        23,875<F1>
     MCI Worldcom, Inc. .....................        300        24,656<F1>
     Nokia Oyj, ADR .........................        400        29,675
     Northern Telecom Ltd. ..................        390        26,593
     Telecom Italia SpA, ADR ................        240        25,485
     Vodafone Group plc, ADR ................        200        35,875
                                                             ---------
                                                               246,049

     WASTE DISPOSAL 1.69%

     Waste Management, Inc. .................        400        22,600


     TOTAL COMMON STOCKS ....................                1,286,047
       (cost $1,183,634)

GLOBAL BLUE CHIP FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                       APRIL 30, 1999
--------------------------------------------------------------------------------

                                                       PRINCIPAL
REPURCHASE AGREEMENTS 7.87%                             AMOUNT        VALUE
-----------------------------------------              --------    ----------
Joint Tri-Party Repurchase Agreement,
   Donaldson, Lufkin & Jenrette, 4/30/99,
   4.88%, due 5/3/99, repurchase price
   $105,145, collateralized by U.S.
   Treasury securities held in a joint
   tri-party repurchase account (cost
   $105,102)                                           $105,102    $  105,102
                                                       --------    ----------

TOTAL INVESTMENTS 104.17%                                           1,391,149
  (cost $1,288,736)
Other assets and liabilities, net (4.17)%                             (55,702)
                                                                   ----------
NET ASSETS 100%                                                    $1,335,447
                                                                   ----------

ADR - American  Depository  Receipt
RS - Restricted  Security,  See Note 1A
<F1>  Non-income producing security
See accompanying notes to portfolios of investments.

REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                        APRIL 30, 1999
--------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS 77.52%                SHARES        VALUE

     AUTOMOTIVE 0.04%

     KamAZ ..................................     25,000     $   2,550<F1>

     CHEMICALS 5.30%

     BorsodChem Rt., GDR ....................     12,552       301,248

     COMMERCIAL BANKS 8.87%

     Bank Handlowy W. Warszawie .............     10,650       126,879<F1>
     OTP Bank, GDR ..........................      4,777       203,500
     OTP Bank, Preferred Stock ..............      3,503        73,611
     Powszechny Bank Kredytowy ..............        974        17,861
     SKB Banka, GDR .........................      6,225        82,170
                                                             ---------
                                                               504,021

     COMMUNICATIONS 6.35%

     Magyar Tavkozlesi Rt., ADR .............     10,114       284,456
     Rostelekom .............................    109,900        76,381
                                                             ---------
                                                               360,837

     COMPUTERS & DATA PROCESSING 2.22%

     Softbank SA, GDR .......................      3,861       126,448

     CONGLOMERATES 7.10%

     Elektrim Spolka Akcyjna ................     33,922       403,272

     CONSTRUCTION 4.65%

     Budimex SA .............................     51,200       264,191<F1>

     ELECTRIC SERVICES 2.23%

     Irkutskenergo ..........................     824,279       44,511<F1>
     Irkutskenergo, ADR .....................      14,090       36,986
     Unified Energy Systems .................     910,285       45,514
                                                             ---------
                                                               127,011

     GLASS & GLASSWARE 0.26%

     Krosnienskie Huty Szkla Kros ...........      2,706        14,853

     INVESTMENT COMPANIES 5.97%

     Central European Growth Fund ...........     440,000      295,500<F1>
     NFI Foksal SA ..........................      11,792       13,273<F1>
     NFI Fortuna SA .........................      11,822       15,101<F1>
     NFI V Victoria SA ......................      11,792       15,361<F1>
                                                             ---------
                                                               339,235

REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                 April 30, 1999
--------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS                       SHARES       VALUE

     MANUFACTURING 3.01%

     Graboplast Rt ..........................      4,076     $  27,202
     Graboplast Rt., GDR ....................     33,890        38,126
     Mostostal-Export .......................     82,764       105,719
                                                             ---------
                                                               171,047
     METALS MINING 11.34%

     Ashurst Technology Ltd., Units .........     93,470             0<F1>
     KGHM Polska Miedz ......................     51,998       331,440
     KGHM Polska Miedz, GDR .................     24,535       312,821
                                                             ---------
                                                               644,261
     OIL & GAS EXTRACTION 13.02%

     MOL Magyar Olaj-es Gazipari Rt .........     11,000       245,090
     MOL Magyar Olaj-es Gazipari Rt., GDR ...     15,948       358,830
     Primagaz Hungaria Co., Ltd. ............     13,270       136,203
                                                             ---------
                                                               740,123
     PHARMACEUTICALS 7.16%

     EGIS Pharmaceuticals Ltd. ..............      6,542       132,636
     Pliva ..................................     17,320       274,522
                                                             ---------
                                                               407,158

     TOTAL COMMON AND PREFERRED STOCKS ......                4,406,255
       (cost $5,940,432)


                                                       PRINCIPAL
REPURCHASE AGREEMENT 23.13%                              AMOUNT
-----------------------------------------              ----------   ----------
Joint Tri-Party Repurchase Agreement,
   Donaldson, Lufkin & Jenrette, 4/30/99,
   4.88%, due 5/3/99, repurchase price
   $1,315,370, collateralized by U.S.
   Treasury securities held in a joint
   tri-party repurchase account (cost
   $1,314,835)                                         $1,314,835    1,314,835
                                                       ----------    ---------

TOTAL INVESTMENTS 100.65%                                            5,721,090
  (cost $7,255,267)
Other assets and liabilities, net (0.65)%                              (37,304)
                                                                    ----------

NET ASSETS 100%                                                     $5,683,786
                                                                    ----------

ADR  -  American  Depository  Receipt
GDR  -  Global  Depository  Receipt
<F1> Non-income producing security
See accompanying notes to portfolios of investments.

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIOS OF INVESTMENTS                             APRIL 30, 1999
--------------------------------------------------------------------------------

GLOBAL PORTFOLIO SECURITIES BY COUNTRY

                                                               PERCENTAGE OF
     COUNTRY                                       VALUE     TOTAL INVESTMENTS
     ----------------------------------------    ---------   -----------------
     GLOBAL BLUE CHIP FUND
     ---------------------
     United States ..........................    $ 908,412         65.30%
     United Kingdom .........................      116,759          8.39
     Germany ................................       44,904          3.23
     Japan ..................................       36,045          2.59
     Finland ................................       29,675          2.13
     Canada .................................       26,593          1.91
     Italy ..................................       25,485          1.83
     Greece .................................       23,875          1.72
     France .................................       22,930          1.65
     Netherlands ............................       16,931          1.22
     Netherland - Antilles ..................       12,775          0.92
     South Africa ...........................       12,250          0.88
     Switzerland ............................        9,413          0.68
     United States - Repurchase
      Agreements ............................      105,102          7.55

     TOTAL INVESTMENTS ......................   $1,391,149        100.00%
                                                ----------        ------

     REGENT EASTERN EUROPEAN FUND
     ----------------------------
     Hungary ................................     $1,800,903     31.48%
     Poland .................................      1,747,218     30.54
     United Kingdom .........................        295,500      5.16
     Russia .................................        288,112      5.04
     Croatia ................................        274,522      4.80
     United States - Repurchase
      Agreements ............................      1,314,835     22.98

     TOTAL INVESTMENTS ......................     $5,721,090    100.00%
                                                  ----------    ------


JOINT TRI-PARTY REPURCHASE AGREEMENTS (SEE ALSO NOTE 1 TO FINANCIAL STATEMENTS.)

The terms of the repurchase agreements and the securities held as collateral in the tri-party joint repurchase agreements at April 30, 1999 were:

Donaldson,  Lufkin & Jenrette repurchase agreement,  4/30/99,  4.88%, due 5/3/99
  (with a market value of $99,720,083)

$97,201,000 U.S. Treasury Bond, 0.00%, 8/15/14
$81,878,000 U.S. Treasury Bond, 0.00%, 5/15/19
$70,752,000 U.S. Treasury Bond, 0.00%, 8/15/12
$7,949,000 U.S. Treasury Bond, 0.00%, 3/15/13
Total principal amount: $99,719,846; Total repurchase value: $99,760,399

Other mutual funds managed by U.S. Global Investors, Inc. participate in the tri-party joint repurchase agreements.
Each owns an undivided interest in the accounts.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                            APRIL 30, 1999
--------------------------------------------------------------------------------

                                          BONNEL             MEGATRENDS        GLOBAL BLUE      REGENT EASTERN
                                        GROWTH FUND             FUND            CHIP FUND       EUROPEAN FUND
                                       -------------        -----------        ----------         ----------
INVESTMENTS, AT IDENTIFIED COST ....   $ 102,240,704        $16,374,775        $1,288,736         $7,255,267
                                       =============        ===========        ==========         ==========
ASSETS

Investments, at value:
    Securities .....................   $  98,192,406        $17,699,393        $1,286,047         $4,406,255
    Repurchase agreement ...........      12,088,883          1,798,678           105,102          1,314,835
Cash ...............................         951,344                 --                --            277,856
Receivables:
    Investments sold ...............      14,676,556          1,811,476           148,852          1,863,169
    Capital shares sold ............          64,563                970                24              9,887
    Dividends ......................          10,490             20,028             1,844                478
    Interest .......................           4,916                732                43                375
Other assets .......................           9,912              2,712            12,895             16,949

TOTAL ASSETS .......................     125,999,070         21,333,989         1,554,807          7,889,804
                                       -------------         ----------         ---------          ---------

LIABILITIES

Payables:
    Investments purchased ..........      16,278,725          1,798,678           171,263          2,146,145
    Capital shares redeemed ........         282,376             16,025             3,057              6,005
    To manager and affiliates ......          99,082             17,012             1,307              5,482
    Accounts payable and
      accrued expenses .............          90,323             39,924            43,733             48,386

TOTAL LIABILITIES ..................      16,750,506          1,871,639           219,360          2,206,018
                                       -------------          ---------           -------          ---------
NET ASSETS .........................   $ 109,248,564        $19,462,350        $1,335,447         $5,683,786
                                       =============        ===========        ==========         ==========

NET ASSETS CONSIST OF:
Paid in capital ....................   $  77,218,060        $16,388,359        $2,439,804         $7,911,788
Undistributed net investment
  income (loss) ....................        (716,145)            (8,395)         (101,959)           (99,792)
Accumulated net realized gain (loss)
  on investments and foreign
  currencies .......................      24,706,064            (40,910)       (1,104,810)          (594,376)
Net unrealized appreciation
  (depreciation) of investments
  and other assets and liabilities
  denominated in foreign
  currencies .......................       8,040,585          3,123,296           102,412         (1,533,834)
                                       -------------        -----------        ----------         ----------
Net assets applicable to capital
  shares outstanding ...............   $ 109,248,564        $19,462,350        $1,335,447         $5,683,786
                                       =============        ===========        ==========         ==========
  Capital shares outstanding, and
    unlimited number of no par
    shares authorized ............         5,309,530          1,796,988           200,472            640,358
                                       =============        ===========        ==========         ==========
NET ASSET VALUE, PER SHARE .........   $       20.58        $     10.83        $     6.66         $     8.88
                                       =============        ===========        ==========         ==========

See accompanying notes to financial statements.

36 AND 37

--------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS              FOR THE SIX MONTHS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

                                        BONNEL GROWTH     MEGATRENDS      GLOBAL BLUE      REGENT EASTERN
                                            FUND             FUND          CHIP FUND       EUROPEAN FUND
                                        ------------      ----------       ---------         ---------
NET INVESTMENT INCOME
INCOME:
    Dividends .......................   $    123,359      $  147,892       $   6,877         $   2,912
    Foreign taxes withheld
     on dividends ...................           --              (754)           (190)             (611)
                                        ------------      ----------       ---------         ---------
        Net dividends ...............        123,359         147,138           6,687             2,301
    Interest and other ..............         79,352          76,512           4,388            42,236
                                        ------------      ----------       ---------         ---------
        TOTAL INCOME ................        202,711         223,650          11,075            44,537

EXPENSES:
    Management fee ..................        524,178         101,919           9,132            35,190
    Transfer agent fees
      and expenses ..................        115,864          26,236           6,625            20,589
    Accounting service
      fees and expenses .............         21,366          20,550          21,223            19,608
    Legal and professional fees .....         41,539          28,009          33,268            18,311
    Distribution plan expenses ......        131,045          25,480           1,827             7,038
    Custodian fees ..................         18,399           7,589          17,564            20,111
    Shareholder reporting ...........         27,403           6,735           1,900             3,748
    Registration fees ...............         13,023           5,275           6,588             7,906
    Trustee fees and expenses .......          4,666           6,098          11,790             7,448
    Miscellaneous ...................         22,472           4,154           4,639             4,716
                                        ------------      ----------       ---------         ---------
    Total expenses before
      reductions ....................        919,955         232,045         114,556           144,665
    Short-term trading fee ..........         (1,099)             --              --                --
    Expenses offset .................           --                --             (23)             (336)
    Expenses reimbursed .............           --                --              --                --
                                        ------------      ----------       ---------         ---------
        NET EXPENSES ................        918,856         232,045         114,533           144,329
                                        ============      ==========       =========         =========

NET INVESTMENT INCOME (LOSS) ........       (716,145)         (8,395)       (103,458)          (99,792)
                                        ============      ==========       =========         =========

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities ..................     26,704,590         (38,124)         45,084          (219,218)
        Foreign currency transactions           --                --              96              (297)
                                        ------------      ----------       ---------         ---------
        NET REALIZED GAIN (LOSS) ....     26,704,590         (38,124)         45,180          (219,515)
                                        ------------      ----------       ---------         ---------
    Net change in unrealized
      appreciation (depreciation) of:
        Investments .................      1,290,124       2,657,260         199,808           884,603
        Other assets and liabilities
          denominated in foreign
          currencies ................           --                --          (1,003)              332
                                        ------------      ----------       ---------         ---------
        NET UNREALIZED APPRECIATION .      1,290,124       2,657,260         198,805           884,935
                                        ------------      ----------       ---------         ---------

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS .................     27,994,714       2,619,136         243,985           665,420
                                        ------------      ----------       ---------         ---------

NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS ....   $ 27,278,569      $2,610,741       $ 140,527         $ 565,628
                                        ============      ==========       =========         =========

See accompanying notes to financial statements.

38 AND 39

--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           BONNEL GROWTH FUND                         MEGA TRENDS FUND
                                   ---------------------------------   ---------------------------------------
                                   SIX MONTHS ENDED    YEAR ENDED      SIX MONTHS ENDED          YEAR ENDED
                                    APRIL 30, 1999  OCTOBER 31, 1998    APRIL 30, 1999        OCTOBER 31, 1998
                                    -------------    -------------       -----------            -----------
INCREASE (DECREASE) IN NET ASSETS

FROM INVESTMENT OPERATIONS:
    Net investment income (loss)    $    (716,145)   $  (1,214,899)      $    (8,395)           $   (33,041)
    Net realized gain (loss) ....      26,704,590        2,500,611           (38,124)             3,311,828
    Net unrealized appreciation
      (depreciation) ............       1,290,124          557,231         2,657,260             (4,265,251)
                                    -------------    -------------         ---------             ----------
      NET INCREASE (DECREASE) IN
      NET ASSETS FROM INVESTMENT
      OPERATIONS ................      27,278,569        1,842,943         2,610,741               (986,464)

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ..            --               --                  --                     --
    In excess of net investment
       income ...................            --               --                  --                (19,609)
    From net capital gains ......      (3,150,077)     (19,869,076)       (3,268,120)            (3,583,127)
    In excess of net
      capital gains .............            --               --                  --                     --
                                    -------------    -------------       -----------            -----------
      TOTAL DISTRIBUTIONS TO
      SHAREHOLDERS ..............      (3,150,077)     (19,869,076)       (3,268,120)            (3,602,736)

FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold ...      20,611,523       41,181,987           776,326              2,367,612
    Distributions reinvested ....       3,037,219       19,029,963         3,186,923              3,496,527
    Paid-in capital portion of
      short-term trading fee ....          15,279           35,700               248                  2,685
                                    -------------    -------------       -----------            -----------
                                       23,664,021       60,247,650         3,963,497              5,866,824
    Cost of shares redeemed .....     (26,294,925)     (59,113,926)       (4,583,301)            (6,030,092)
                                    -------------    -------------       -----------            -----------
      NET INCREASE (DECREASE)
      IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS ........      (2,630,904)       1,133,724          (619,804)              (163,268)

NET INCREASE (DECREASE) IN
  NET ASSETS ....................      21,497,588      (16,892,409)       (1,277,183)            (4,752,468)
                                    =============    =============        ==========             ==========

NET ASSETS
Beginning of period .............      87,750,976      104,643,385        20,739,533             25,492,001

END OF PERIOD ...................   $ 109,248,564    $  87,750,976       $19,462,350            $20,739,533

Undistributed net investment
  income, end of period .........   $    (716,145)   $        --         $    (8,395)           $        --
                                    =============    =============       ===========            ===========

CAPITAL SHARE ACTIVITY
    Shares sold .................       1,067,361        2,421,759            72,340                188,788
    Shares reinvested ...........         177,511        1,148,488           328,888                294,817
    Shares redeemed .............      (1,359,464)      (3,462,041)         (432,158)              (489,698)
                                    -------------    -------------       -----------            -----------
      NET SHARE ACTIVITY ........        (114,592)         108,206           (30,930)                (6,093)
                                    =============    =============       ===========            ===========

                                                                                                  REGENT EASTERN
                                               GLOBAL BLUE CHIP FUND                               EUROPEAN FUND
                                     ---------------------------------------         ---------------------------------------
                                     SIX MONTHS ENDED          YEAR ENDED            SIX MONTHS ENDED        YEAR ENDED
                                      APRIL 30, 1999        OCTOBER 31, 1998         APRIL 30, 1999        OCTOBER 31, 1998
                                        ----------            -----------            ----------            -----------
INCREASE (DECREASE) IN NET ASSETS

FROM INVESTMENT OPERATIONS:
    Net investment income (loss)        $ (103,458)           $  (111,258)           $  (99,792)           $  (188,763)
    Net realized gain (loss) ....           45,180             (1,166,647)             (219,515)              (388,310)
    Net unrealized appreciation
      (depreciation) ............          198,805                245,438               884,935             (1,942,918)
                                        ----------            -----------            ----------            -----------
      NET INCREASE (DECREASE) IN
      NET ASSETS FROM INVESTMENT
      OPERATIONS ................          140,527             (1,032,467)              565,628             (2,519,991)

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ..               --                     --                    --                     --
    In excess of net investment
       income ...................               --                (50,314)                   --                 (6,642)
    From net capital gains ......               --                     --                    --                     --
    In excess of net
      capital gains .............               --                     --                    --                (40,682)
                                        ----------            -----------            ----------            -----------
      TOTAL DISTRIBUTIONS TO
      SHAREHOLDERS ..............               --                (50,314)                   --                (47,324)

FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold ...          308,994                785,849               843,953              4,605,933
    Distributions reinvested ....               --                 48,478                    --                 36,357
    Paid-in capital portion of
      short-term trading fee ....              512                  1,216                 7,792                 37,949
                                        ----------            -----------            ----------            -----------
                                           309,506                835,543               851,745              4,680,239
    Cost of shares redeemed .....         (687,749)            (1,605,513)           (1,409,710)            (5,215,039)
                                        ----------            -----------            ----------            -----------
      NET INCREASE (DECREASE)
      IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS ........         (378,243)              (769,970)             (557,965)              (534,800)

NET INCREASE (DECREASE) IN
  NET ASSETS ....................         (237,716)            (1,852,751)                7,663             (3,102,115)
                                        ==========            ===========            ==========            ===========

NET ASSETS
Beginning of period .............        1,573,163              3,425,914             5,676,123              8,778,238

END OF PERIOD ...................       $1,335,447            $ 1,573,163            $5,683,786            $ 5,676,123


Undistributed net investment
  income, end of period .........       $ (101,959)           $     1,499            $  (99,792)           $        --
                                        ==========            ===========            ==========            ===========

CAPITAL SHARE ACTIVITY
    Shares sold .................           46,467                100,488               101,980                443,625
    Shares reinvested ...........               --                  5,941                    --                  3,252
    Shares redeemed .............         (105,288)              (229,537)             (169,476)              (523,317)
                                        ----------            -----------            ----------            -----------
      NET SHARE ACTIVITY ........          (58,821)              (123,108)              (67,496)               (76,440)
                                        ==========            ===========            ==========            ===========

See accompanying notes to financial statements.

40 through 42

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                                 APRIL 30, 1999
--------------------------------------------------------------------------------

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Accolade Funds (Trust), consisting of four separate funds (Funds), is organized as a Massachusetts business trust. Each fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

 During 1997, Bonnel Growth Fund and MegaTrends Fund changed their fiscal year ends from September 30 and June 30, respectively, to October 31. These changes resulted in a reporting period of one month for Bonnel Growth Fund and four months for MegaTrends Fund, both ended October 31, 1997. Global Blue Chip Fund, formerly named Adrian Day Global Opportunity Fund through September 30, 1998, commenced operations on February 20, 1997, and Regent Eastern European Fund commenced operations on March 31, 1997.

 Effective November 18, 1996, MegaTrends Fund was reorganized as a fund of the Trust. The reorganization was a tax-free exchange, where shareholders received one share of MegaTrends Fund for each share of Leeb Personal Finance Fund, the predecessor fund.

 The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

 A. SECURITY VALUATIONS
 The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and ask prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase are valued at amortized cost, which approximates market value.

 Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the board of trustees. The trustees valued the restricted security in Global Blue Chip Fund on April 30, 1999, at $0 representing 0% of net assets. This security was acquired on July 2, 1997, at $1.84 per share when the unrestricted security price was $2.99 per share. The issuer bears the cost of registration, if any, involved in the disposition of the security.

 B. SECURITY  TRANSACTIONS  AND  INVESTMENT  INCOME  Security  transactions  are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when the information becomes available to the Funds. Interest income is recorded on an

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                                 APRIL 30, 1999
--------------------------------------------------------------------------------

 accrual basis. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

 The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

 C. REPURCHASE AGREEMENTS
 The Funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold, as collateral, underlying securities with a value exceeding the total repurchase price, including accrued interest. The Funds use joint tri-party repurchase agreements accounts with other Funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating Fund owns an undivided interest in the account.

 D. FOREIGN CURRENCY TRANSACTIONS
 Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

 E. OPTIONS
 Some Funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. There was no activity in options written or purchased for the six months ended April 30, 1999.

 F. INCOME TAXES
 The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                                 APRIL 30, 1999
--------------------------------------------------------------------------------

 substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign taxes on income and gains on investments which are accrued based on the Fund's understanding of the tax rules and regulations in the foreign markets.

 G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations. The Funds make distributions at least annually.

 H. EXPENSES
 Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Short-term trading fees collected from temporary investors in the Funds are applied as a reduction of expenses to the extent of such related costs; any excess of short-term trading fees is then credited as paid-in capital. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 I. USE OF ESTIMATES IN  FINANCIAL  STATEMENT  PREPARATION  The  preparation  of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2: RELATED PARTY TRANSACTIONS

 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through March 8, 2000, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each Fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                                 APRIL 30, 1999
--------------------------------------------------------------------------------

 For each Fund, the Adviser has contracted with and compensates sub- advisers to serve in the execution of the Adviser's investment responsibilities as follows:

   Bonnel Growth Fund             Bonnel, Inc.
   MegaTrends Fund                Money Growth Institute, Inc.
   Global Blue Chip Fund          Global Strategic Management, Inc.<F1>
   Regent Eastern European Fund   Regent Fund Management, Ltd.

   <F1> Effective October 1, 1998, this sub-advisory  agreement was terminated and the Adviser assumed investment responsibilities.

For the services of the Adviser, each Fund pays a management fee at an annual rate of 1.00% for Bonnel Growth Fund and MegaTrends Fund and 1.25% for Global Blue Chip Fund and Regent Eastern European Fund based on their average net assets. Fees are accrued daily and paid monthly.

United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is transfer agent for the Funds. Each Fund pays an annual fee based on the number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds. Additionally, the Adviser is reimbursed at cost for in-house legal services pertaining to each Fund. Effective November 1, 1997, the Funds engaged Brown Brothers Harriman & Co. as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the Funds.

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to .25% of its average net assets to be used for, or to reimburse the Adviser for, expenditures in connection with sales and promotional services related to the distribution of each Fund's shares. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of shares and providing shareholder support services.

Brimberg & Co., L.P., and Leeb Brokerage Services, broker/dealer affiliates of Money Growth Institute, Inc., received $180 and $1,320, representing 0.5% and 4%, respectively, of commissions paid by MegaTrends Fund on purchases and sales of securities during the six months ended April 30, 1999.

During the six months ended April 30, 1999, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, was paid $28,067 for mailing services provided to the Funds.

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                                 APRIL 30, 1999
--------------------------------------------------------------------------------

NOTE 3: INVESTMENTS

Purchases and sales of long-term securities for the six months ended April 30, 1999, are summarized as follows:

          FUND                             PURCHASES         SALES
          -----------------------------   ------------   ------------
          BONNEL GROWTH ...............   $104,427,383   $122,067,019
          MEGATRENDS ..................      6,768,498     12,367,462
          GLOBAL BLUE CHIP ............      1,197,254        957,198
          REGENT EASTERN EUROPEAN .....      1,103,738      1,137,126

The following table presents the income tax basis of securities owned on April 30, 1999, and the tax basis components of net unrealized appreciation or depreciation:

                                        GROSS          GROSS      NET UNREALIZED
                      AGGREGATE       UNREALIZED     UNREALIZED    APPRECIATION
       FUND             COST         APPRECIATION   DEPRECIATION  (DEPRECIATION)
------------------  ------------     -----------     ----------     -----------
BONNEL GROWTH ..... $102,240,704     $10,446,873     $2,406,288     $ 8,040,585
MEGATRENDS ........   16,374,775       3,777,345        654,049       3,123,296
GLOBAL BLUE CHIP ..    1,288,736         230,890        128,478         102,412
REGENT EASTERN
  EUROPEAN ........    7,255,267         559,078      2,092,912      (1,533,834)

At April 30, 1999, Regent Eastern European Fund and Global Blue Chip Fund had capital loss carryovers of $374,861 and $1,149,990, respectively, each with an expiration date of October 31, 2006.

Regent Eastern European Fund may be exposed to risks not typically associated with investment in the United States due to its concentration of investments in emerging markets. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

NOTE 4: REVOLVING DEMAND NOTES

From November 6, 1997 to February 28, 1999, each of the Funds entered into revolving demand notes with Brown Brothers Harriman & Co. as denoted below subject to the borrowing limits as set forth in the Funds' registration statement. These notes are collateralized by any or all of the securities held by Brown Brothers Harriman & Co. as the Funds' custodian. Borrowing under these notes will be charged interest at the current overnight Federal Funds Rate plus 1.75%. Each fund has $5,000,000 available under the revolving demand notes.

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                                 APRIL 30, 1999
--------------------------------------------------------------------------------

The U.S. Global Accolade Funds, along with other Funds under common management, participate in an $85 million revolving credit facility (Facility) dated March 1, 1999. The Facility is intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating Funds. Borrowings under these notes will be charged interest at the current overnight Federal Funds Rate plus 2.00%. There were no borrowings under the outstanding Facility as of April 30, 1999.

NOTE 5: SHARES OF BENEFICIAL INTEREST

At April 30, 1999, individual shareholders holding 5% or more of outstanding shares comprised 7.47% of Global Blue Chip Fund held by U.S. Global Investors, Inc., and 11.54% of Regent Eastern European Fund including 6.32% held by an affiliate of its sub-adviser.

NOTE 6: SUBSEQUENT EVENTS

The board of trustees for the U.S. Global Accolade Funds approved the termination of the Global Blue Chip Fund, subject to shareholder approval. A shareholder meeting will be held on July 16, 1999, to approve the termination of the Fund.

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS                                          APRIL 30, 1999
--------------------------------------------------------------------------------

BONNEL GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                              SIX MONTHS      YEAR      PERIOD
                                 ENDED       ENDED      ENDED        YEAR ENDED SEPTEMBER 30,
                               APRIL 30,    OCT. 31,   OCT. 31,  -----------------------------
                                 1999         1998     1997<F1>     1997      1996     1995<F2>
                               --------    -------    --------   --------   -------    -------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $16.18     $19.68      $21.86     $17.15    $14.81     $10.02

Investment Activities
    Net investment income
      (loss)                       (.13)      (.23)       (.03)      (.21)     (.14)      (.07)
    Net realized and
      unrealized gain (loss)       5.11        .44       (2.15)      5.09      3.13       4.91
                               --------    -------    --------   --------   -------    -------
    Total from investment
      activities                   4.98        .21       (2.18)      4.88      2.99       4.84
                               --------    -------    --------   --------   -------    -------
Distributions
    From net investment
      income                         --         --          --         --        --       (.05)
    From net realized gains        (.58)     (3.71)         --       (.17)       --         --
    In excess of net realized
      gains                          --         --          --         --      (.65)        --
                               --------    -------    --------   --------   -------    -------
    Total distributions            (.58)     (3.71)         --       (.17)     (.65)      (.05)

NET ASSET VALUE,END OF
  PERIOD                         $20.58     $16.18      $19.68     $21.86    $17.15     $14.81

TOTAL RETURN
(excluding account fees)<F3>      31.52%       .80%      (9.97)%    28.67%    21.27%     48.74%
Ratios to Average Net
  Assets <F4>:
    Net investment income
      (loss)                      (1.37)%    (1.19)%     (1.43)%    (1.18)%   (1.32)%    (1.46)%
    Expenses                       1.76%      1.85%       1.72%      1.77%     1.83%      2.50%
    Expenses after fee
      reimbursements and
      expense reductions           1.76%      1.84%       1.72%      1.77%     1.83%      2.48%
Portfolio turnover rate             204%       190%         52%       239%      212%       145%

Net assets, end of period
  (in thousands)               $109,249    $87,751    $104,643   $117,891   $90,696    $24,673

<F1> For the month ended October 31, 1997.

<F2> From October 17, 1994, commencement of operations.

<F3> Total returns for period less than one year are not annualized.

<F4> Ratios  are  annualized  for  periods  of less  than  one  year.  Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

MEGATRENDS FUND


FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                        SIX MONTHS     YEAR      PERIOD
                          ENDED       ENDED      ENDED               YEAR ENDED JUNE 30,
                        APRIL 30,    OCT. 31,   OCT. 31,   ---------------------------------------
                           1999        1998     1997<F1>   1997<F2>     1996      1995      1994
                         -------     -------    -------     -------    -------   -------   -------
NET ASSET VALUE,
  BEGINNING OF PERIOD     $11.35      $13.90     $13.45      $11.27     $11.17    $10.29    $10.84

Investment Activities
    Net investment
      income (loss)           --        (.02)       .01         .01        .17       .28       .19
    Net realized and
      unrealized gain
      (loss)                1.33        (.51)       .44        2.39       1.72       .95      (.35)
                         -------     -------    -------     -------    -------   -------   -------
    Total from
      investment
      activities            1.33        (.53)       .45        2.40       1.89      1.23      (.16)
                         -------     -------    -------     -------    -------   -------   -------
Distributions
    From net investment
      income                  --          --         --        (.01)      (.17)     (.28)     (.19)
    In excess of net
      investment income       --        (.01)        --          --         --        --        --
    From net realized
      gains                (1.85)      (2.01)        --        (.21)     (1.61)       --      (.20)
    In excess of net
      realized gains          --          --         --          --       (.01)     (.07)       --
                         -------     -------    -------     -------    -------   -------   -------
    Total distributions    (1.85)      (2.02)        --        (.22)     (1.79)     (.35)     (.39)

NET ASSET VALUE, END
  OF PERIOD               $10.83      $11.35     $13.90      $13.45     $11.27    $11.17    $10.29

TOTAL RETURN
(excluding account
  fees) <F3>               13.59%      (4.43)%     3.34%      20.72%     17.10%    12.20%    (1.50)%
Ratios to Average Net
  Assets <F4>:
    Net investment
      income (loss)         (.08)%      (.14)%      .23%        .09%      1.30%     2.36%     1.65%
    Expenses                2.28%       2.06%      1.76%       1.97%      2.10%     1.98%     1.81%
    Expenses after fee
      reimbursements
      and expense
      reductions            2.28%       2.06%      1.76%       1.88%      1.50%     1.50%     1.50%
Portfolio turnover
  rate                     71.00%         51%        13%         62%       115%      163%      143%

Net assets, end of
  period (in
  thousands)             $19,462     $20,740    $25,492     $25,160    $27,945   $32,976   $45,523

<F1>  For the four months ended October 31, 1997.

<F2> Effective November 18, 1996, the Fund changed to a new investment manager.

<F3>  Total returns for period less than one year are not annualized.

<F4>  Ratios  are  annualized  for  periods  of less  than  one  year.  Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

GLOBAL BLUE CHIP FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:
                                                     YEAR ENDED    YEAR ENDED
                                  SIX MONTHS ENDED    OCT. 31,      OCT. 31,
                                   APRIL 30, 1999     1998<F1>      1997<F2>
                                  ----------------   ----------    ----------
NET ASSET VALUE, BEGINNING
  OF PERIOD ................            $6.07          $8.96         $10.00

Investment Activities
  Net investment income
     (loss) ................            (.51)           (.48)           .08
  Net realized and
     unrealized gain (loss)             1.10           (2.27)         (1.12)
                                       ------          ------         ------
  Total from investment
     activities ............             .59           (2.75)         (1.04)
                                       ------          ------         ------
Distributions
  From net investment
     income ................              --              --             --
  In excess of net
     investment income .....              --            (.14)            --
  From net realized gains ..              --              --             --
                                       ------          ------         ------
  Total distributions ......              --            (.14)            --

NET ASSET VALUE, END OF
  PERIOD ...................           $6.66           $6.07          $8.96

TOTAL RETURN
(excluding account fees)<F3>            9.72%         (31.12)%       (10.40)%
Ratios to Average Net
  Asset<F4>:
  Net investment
     (loss) ................          (14.19)%         (4.02)%         1.71%
  Expenses .................           15.71%           8.74%          5.63%
  Expenses after fee
     reimbursements and
     expense reductions ....           15.71%           7.45%          2.50%
Portfolio turnover rate ....             147%            158%            13%

Net assets, end of
  period (in thousands) ....           $1,335          $1,573         $3,426

<F1>  Effective October 1, 1998, the Fund changed to a new investment manager.

<F2> From February 20, 1997, commencement of operations.

<F3>  Total return for periods less than one year are not annualized.

<F4>  Ratios  are  annualized  for  periods  of less  than  one  year.  Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

REGENT EASTERN EUROPEAN FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                                      YEAR ENDED  YEAR ENDED
                                   SIX MONTHS ENDED    OCT. 31,    OCT. 31,
                                    APRIL 30, 1999       1998        1997<F1>
                                    --------------    ----------  ----------
NET ASSET VALUE, BEGINNING
  OF PERIOD ................            $8.02          $11.19      $10.00

Investment Activities
  Net investment income
     (loss) ................             (.16)           (.27)       (.01)
  Net realized and
     unrealized gain (loss)              1.02           (2.84)       1.20
                                        ------          ------      ------
  Total from investment
     activities ............              .86           (3.11)       1.19
                                        ------          ------      ------
Distributions
  From net investment
     income ................               --              --          --
  In excess of net
     investment income .....               --            (.01)         --
  From net realized gains ..               --            (.05)         --
                                        ------          ------      ------
  Total distributions ......               --            (.06)         --

NET ASSET VALUE, END OF
  PERIOD ...................            $8.88           $8.02      $11.19

TOTAL RETURN
(excluding account fees)<F2>            10.72%         (27.96)%     11.90%
Ratios to Average Net
  Assets<F3>:
  Net investment income
     (loss) ................            (3.55)%         (2.38)%      (.49)%
  Expenses .................             5.15%           5.03%       4.98%
  Expenses after fee
     reimbursements and
     expense reductions ....             5.14%           4.55%       3.25%
Portfolio turnover rate ....               56%             97%         11%

Net assets, end of
  period (in thousands) ....            $5,684          $5,676      $8,778

<F1> From March 31, 1997, commencement of operations.

<F2> Total return for periods less than one year are not annualized.

<F3> Ratios  are  annualized  for  periods  of  less  than  one  year.  Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

--------------------------------------------------------------------------------
  NOTICE OF CHANGE IN INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

 Based on the recommendation of the Audit Committee of U.S. Global Accolade Funds, the board of trustees has determined not to retain PricewaterhouseCoopers LLP (PwC) as the fund's independent auditor and voted to appoint Ernst & Young LLP for the fiscal year ended October 31, 1999. During the two most recent fiscal years ended October 31, 1998 and October 31, 1997, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years ended October 31, 1998 and October 31, 1997 and through February 26, 1999, there were no disagreements between the funds and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in its report on the financial statements for such years.

53
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--------------------------------------------------------------------------------
  NOTES
--------------------------------------------------------------------------------




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